UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-02679

DAVIS SERIES, INC.
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Ryan M. Charles
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant's telephone number, including area code: 520-806-7600
Date of fiscal year end: December 31, 2016
Date of reporting period: December 31, 2016

____________________

ITEM 1. REPORT TO STOCKHOLDERS

(part of Davis Series, Inc.)

December 31, 2016

ANNUAL REPORT

Over 45 Years of Reliable Investing™

DAVIS SERIES, INC.	Table of Contents

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Series, Inc. prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.
Shares of the Davis Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.
Portfolio Proxy Voting Policies and Procedures
The Funds have adopted Portfolio Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds' Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds' website at www.davisfunds.com, and (iii) on the SEC's website at www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds' Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds' website at www.davisfunds.com, and (iii) on the SEC's website at www.sec.gov.
Form N-Q and Form N-MFP
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. In addition, Davis Government Money Market Fund files its complete schedule of portfolio holdings with the SEC for each month end on Form N-MFP. The Funds' Form N-Q and Davis Government Money Market Fund's Form N-MFP are available without charge, upon request, by calling 1-800-279-0279, on the Funds' website at www.davisfunds.com, and on the SEC's website at www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DAVIS SERIES, INC.	Shareholder Letter

Dear Fellow Shareholder,

As stewards of our customers' savings, the management team and Directors of Davis Funds recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports we include all of the required quantitative information such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution. Also included is a list of positions opened and closed.

In addition, we produce a Manager Commentary for certain funds, which is published semi-annually. In this commentary, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Manager Commentary either on our website, www.davisfunds.com, or by calling 1-800-279-0279.

We thank you for your continued trust. We will do our best to earn it in the years ahead.

Sincerely,

Christopher C. Davis
President

February 1, 2017

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS OPPORTUNITY FUND

Performance Overview
Davis Opportunity Fund outperformed the Russell 3000® Index ("Russell Index") for the twelve-month period ended December 31, 2016 (the "period"). The Fund's Class A shares delivered a total return on net asset value of 15.26%, versus a 12.74% return for the Russell Index. The sectors1 within the Russell Index that reported the strongest performance were Energy (up 27%), Telecommunication Services (up 24%), Financials (up 23%), and Materials (up 22%). Only one sector within the Russell Index reported negative performance figures, Health Care (down 3%). The second- and third-weakest, but still positive, performing sectors were Consumer Staples (up 6%) and Consumer Discretionary (up 7%).

On January 1, 2016, the Fund underwent a portfolio management change. During the period, the Fund became more concentrated, beginning with 76 total holdings and ending with 48.

Contributors to Performance
The Fund's holdings in the Energy sector made the most significant contributions to performance2, both on an absolute basis and when compared to the Russell Index. The Fund's Energy holdings were up about 44%, compared to up 27% for the Russell Index. The Fund benefited from an overweight position (13%, versus 6%) in the strongest performing sector of the period and from the Fund's overall top two contributors, Encana3 (up 132%) and Apache (up 46%), respectively. Apache is also the Fund's second-largest holding.

Returns from holdings in the Financials sector also helped performance. The Fund's Financial holdings were up about 24%, compared to up 23% for the Russell Index. Wells Fargo (up 12%), a new holding during the period, was a key contributor.

Other contributors to performance came from the Fund's Information Technology and Consumer Discretionary holdings. The Fund's Information Technology holdings were up about 13%, compared to up 14% for the Russell Index and the Fund's Consumer Discretionary holdings were up about 11%, compared to up 7% for the Russell Index. Quotient Technology (up 58%), from the Information Technology sector, was a strong performer, along with Amazon (up 11%), Didi Chuxing (up 36%), and Adient (up 29%), from the Consumer Discretionary sector.

Additional contributors included UnitedHealth Group (up 38%) from the Health Care sector and Eaton (up 34%) and WESCO International (up 52%) from the Industrials sector.

Detractors from Performance
When compared to the Russell Index, the Fund's holdings in the Industrials sector were the most significant detractor from performance. The Fund's Industrial holdings were up about 15%, compared to up 20% for the Russell Index. ZTO Express (down 38%), a new holding during the period, and CAR (down 41%) were key detractors.

Returns from holdings in the Health Care sector were the most significant detractor from performance on an absolute basis. While the Fund benefited from an underweight position (6%, versus 14%) in the weakest performing sector of the period, the Fund's Health Care holdings were down about 26%, compared to down 3% for the Russell Index. Valeant Pharmaceuticals (down 86%) was the overall top detractor for the period.

Additional detractors included Fang Holdings (down 56%) and Angie's List (down 12%) from the Information Technology sector; Liberty Global (down 19%), JD.com (down 21%), and NIKE (down 17%) from the Consumer Discretionary sector; Ultra Petroleum (down 92%) from the Energy sector, and LendingClub (down 52%) from the Financials sector. The Fund no longer owns NIKE or Ultra Petroleum.

The Fund had approximately 21% of its net assets invested in foreign securities. Despite positive performance figures, as a whole, the Fund's foreign holdings significantly underperformed its domestic holdings (up 2%, versus up 21%).

 Davis Opportunity Fund's investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Opportunity Fund's principal risks are: stock market risk, manager risk, common stock risk, large-capitalization companies risk, mid- and small-capitalization companies risk, headline risk, foreign country risk, emerging market risk, foreign currency risk, depositary receipts risk, and fees and expenses risk. See the prospectus for a full description of each risk.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2016, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2016, unless otherwise noted.
[1]	The companies included in the Russell 3000® Index are divided into eleven sectors. One or more industry groups make up a sector.
[2]
A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS OPPORTUNITY FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Opportunity Fund Class A versus the Russell 3000® Index over 10 years for an investment made on December 31, 2006

Average Annual Total Return for periods ended December 31, 2016

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	15.26%	15.63%	6.00%	10.67%	12/01/94	0.95%	0.95%
Class A - with sales charge	9.79%	14.51%	5.48%	10.43%	12/01/94	0.95%	0.95%
Class B†, **	9.95%	14.23%	5.32%	11.33%	05/01/84	2.11%	2.10%
Class C**	13.38%	14.72%	5.17%	6.70%	08/15/97	1.75%	1.74%
Class Y	15.55%	15.90%	6.29%	7.56%	09/18/97	0.71%	0.70%
Russell 3000® Index***	12.74%	14.67%	7.08%	9.72%

The Russell 3000® Index measures the performance of the 3,000 largest companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Investments cannot be made directly in the Index.
The performance data for Davis Opportunity Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.
Davis Opportunity Fund's performance benefited from IPO purchases in 2013 and 2014. After purchase, the IPOs rapidly increased in value. The Davis Advisors purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.

*Reflects 4.75% front-end sales charge.
†Because Class B shares automatically convert to Class A shares after 7 years, the "10-Year" and "Since Inception" returns for Class B reflect Class A performance for the period after conversion.
**Includes any applicable contingent deferred sales charge. As of May 1, 2013, Class B shares are no longer offered for new purchases.
***Inception return is from 12/01/94.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS GOVERNMENT BOND FUND

Performance Overview
Davis Government Bond Fund underperformed the Citigroup U.S. Treasury/Agency 1-3 Year Index ("Citigroup Index") for the twelve-month period ended December 31, 2016 (the "period"). The Fund's Class A shares delivered a total return on net asset value of negative 0.26%, versus a 0.86% return for the Citigroup Index.

The Fund's investment strategy, under normal circumstances, is to invest exclusively in U.S. Government securities and repurchase agreements, collateralized by U.S. Government securities, with a weighted average maturity of three years or less. At the end of the period, the Fund had 92% of assets invested in mortgage securities. The remainder of the Fund's portfolio was in Short-Term Investments.

Factors Impacting the Fund's Performance
During the period, the Fund's mortgage-backed securities outperformed1 the Citigroup Index's treasury and agency securities. However, after expenses, the Fund underperformed the Citigroup Index.

Davis Government Bond Fund's investment objective is current income. There can be no assurance that the Fund will achieve its objective. Davis Government Bond Fund's principal risks are: U.S. Government securities risk, repurchase agreement risk, variable current income risk, interest rate risk, inflation risk, extension and prepayment risk, credit risk, changes in debt rating risk, and fees and expenses risk. See the prospectus for a full description of each risk.

Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2016, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2016, unless otherwise noted.

[1]
A contribution to or detraction from the Fund's performance is a product both of appreciation or depreciation and weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS GOVERNMENT BOND FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Government Bond Fund Class A versus the Citigroup U.S. Treasury/Agency 1-3 Year Index over 10 years for an investment made on December 31, 2006

Average Annual Total Return for periods ended December 31, 2016

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	(0.26)%	0.08%	1.74%	3.26%	12/01/94	1.03%	0.97%
Class A - with sales charge	(4.99)%	(0.89)%	1.24%	3.03%	12/01/94	1.03%	0.97%
Class B†, **	(5.25)%	(1.25)%	1.10%	4.53%	05/01/84	2.10%	2.05%
Class C**	(1.92)%	(0.68)%	0.94%	1.91%	08/19/97	1.81%	1.75%
Class Y	0.20%	0.47%	1.96%	2.70%	09/01/98	0.71%	0.65%
Citigroup U.S. Treasury/Agency 1-3 Year Index***	0.86%	0.57%	2.15%	3.85%

The Citigroup U.S. Treasury/Agency 1-3 Year Index is a recognized unmanaged index of short-term U.S. Government securities' performance. Investments cannot be made directly in the Index.
The performance data for Davis Government Bond Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.
*Reflects 4.75% front-end sales charge.
†Because Class B shares automatically convert to Class A shares after 7 years, the "10-Year" and "Since Inception" returns for Class B reflect Class A performance for the period after conversion.
**Includes any applicable contingent deferred sales charge. As of May 1, 2013, Class B shares are no longer offered for new purchases.
***Inception return is from 12/01/94.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS FINANCIAL FUND

Performance Overview
Davis Financial Fund outperformed the Standard & Poor's 500® Index ("S&P 500®") for the twelve-month period ended December 31, 2016 (the "period"). The Fund's Class A shares delivered a total return on net asset value of 15.04%, versus an 11.96% return for the S&P 500®. The Fund's Financials sector holdings underperformed the S&P 500® Financials sector1 holdings (up 16%, versus up 20%).

Contributors to Performance
Diversified Financial companies represented the largest industry group in the Fund and were the most significant contributor to performance2. The Fund's Diversified Financial holdings were up about 15%, compared to up 18% for the S&P 500® Diversified Financials industry group. Goldman Sachs3 (up 35%) was the Fund's overall top contributor for the period. Capital One Financial (up 24%), Berkshire Hathaway (up 23%), State Street (up 48%), and Bank of New York Mellon (up 17%) were strong performers. State Street was a new addition to the Fund during the period.

Banking companies also helped performance. The Fund's Bank holdings were up about 18%, compared to up 24% for the S&P 500® Banking industry group. The Fund's second-largest holding, JPMorgan Chase (up 35%), was a key contributor, along with U.S. Bancorp (up 23%), PNC Financial Services (up 46%), and Citizen's Financial Group (up 26%). The Fund no longer owns Citizen Financial Group.

Loews (up 23%), from the Insurance industry group, also contributed to performance.

Detractors from Performance
During the period, there were only five securities in the Fund that had negative performance. For this reason, key detractors from performance were largely stock specific.

The Fund's Diversified Financials holdings included the overall top detractors for the period, Julius Baer Group (down 6%) and Moody's (down 5%), respectively.

Additional detractors included Banner (down 5%), Standard Chartered (down 1%), and ICICI Bank (down 2%) from the Banking industry group. The Fund no longer owns Banner.

The Fund had approximately 7% of its net assets invested in foreign securities. As a whole, the Fund's foreign holdings underperformed its domestic holdings (up 2%, versus up 17%).

Davis Financial Fund's investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Financial Fund's principal risks are: stock market risk, manager risk, common stock risk, large-capitalization companies risk, mid- and small-capitalization companies risk, headline risk, financial services risk, foreign country risk, emerging market risk, foreign currency risk, depositary receipts risk, focused portfolio risk, interest rate sensitivity risk, credit risk, and fees and expenses risk. See the prospectus for a full description of each risk.

Davis Financial Fund concentrates its investments in the financial sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund's investment performance, both good and bad, is expected to reflect the economic performance of the financial sector more than a fund that does not concentrate its portfolio.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2016, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2016, unless otherwise noted.
[1]	The companies included in the Standard & Poor's 500® Index are divided into eleven sectors. One or more industry groups make up a sector.
[2]
A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS FINANCIAL FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Financial Fund Class A versus the
Standard & Poor's 500® Index over 10 years for an investment made on December 31, 2006

Average Annual Total Return for periods ended December 31, 2016

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	15.04%	15.49%	4.57%	11.76%	05/01/91	0.92%	0.92%
Class A - with sales charge	9.57%	14.37%	4.06%	11.55%	05/01/91	0.92%	0.92%
Class B†, **	9.71%	13.96%	3.78%	10.51%	12/27/94	2.08%	2.08%
Class C**	13.08%	14.46%	3.64%	6.08%	08/12/97	1.74%	1.74%
Class Y	15.27%	15.69%	4.72%	7.89%	03/10/97	0.72%	0.72%
S&P 500® Index***	11.96%	14.66%	6.95%	9.39%

The Standard & Poor's 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.
The performance data for Davis Financial Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.
*Reflects 4.75% front-end sales charge.
†Because Class B shares automatically convert to Class A shares after 7 years, the "10-Year" and "Since Inception" returns for Class B reflect Class A performance for the period after conversion.
**Includes any applicable contingent deferred sales charge. As of May 1, 2013, Class B shares are no longer offered for new purchases.
***Inception return is from 05/01/91.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS APPRECIATION & INCOME FUND

Performance Overview
Davis Appreciation & Income Fund underperformed the Standard & Poor's 500® Index ("S&P 500®") for the twelve-month period ended December 31, 2016 (the "period"). The Fund's Class A shares delivered a total return on net asset value of 9.20%, versus an 11.96% return for the S&P 500®. Only one sector1 within the S&P 500® reported negative performance figures, Health Care (down 3%). The second- and third-weakest, but still positive, performing sectors were Real Estate (up 3%) and Consumer Staples (up 5%). During the third quarter, the Real Estate sector was added to the S&P 500® by moving it out from under the Financials sector. The sectors within the S&P 500® that reported the strongest performance were Energy (up 27%), Telecommunication Services (up 23%), and Financials (up 20%).

On July 1, 2016, the Fund underwent a portfolio management change. As a result of this change, the Fund's turnover ratio for the period was higher than usual (109%, compared to a high of 32% and a low of 11% during the previous five years).

Detractors from Performance
The Fund's holdings in the Health Care sector were the most significant detractor from performance2 on an absolute basis. The Fund's equity holdings in this sector were down about 18%, compared to down 3% for the S&P 500® sector. Valeant Pharmaceuticals3 (down 77%) is no longer a holding but was the leading detractor from performance during the period.

The Fund's largest equity position was in Financials (17%). The Fund's holdings in the Financials sector were a significant detractor from performance as compared to the S&P 500®. The Fund's equity holdings in this sector were up about 3%, compared to up 20% for the S&P 500® sector. Bank of America (down 20%) and Citigroup (down 18%) were leading detractors. The Fund no longer owns Bank of America or Citigroup.

Kohl's (down 22%) from the Consumer Discretionary sector was a top five holding at the beginning of the period. Kohl's was a leading detractor that the Fund no longer owns.

At the end of the period, the Fund had 28% of assets invested in bonds. The Fund's bond holdings detracted from performance relative to the S&P 500®.

Additional detractors included Transocean (down 30%) and Occidental Petroleum (down 6%) from the Energy sector, and Tyson Foods (down 9%) and Whole Foods (down 8%) from the Consumer Staples sector. The Fund no longer owns Transocean, Tyson Foods, or Whole Foods.

Contributors to Performance
The Fund's holdings in the Energy sector were a significant contributor to performance on an absolute basis. The Fund's equity holdings in this sector were up about 31%, compared to up 27% for the S&P 500® sector. Encana (up 132%) was the Fund's overall top contributor during the period. Nabors Industries (up 24%) was also a strong performer. The Fund no longer owns Nabors Industries.

While the Fund's Financial holdings were a significant detractor compared to the S&P 500®, given the strong performance of this sector during the period, they were also the most significant contributor on an absolute basis. U.S. Bancorp (up 27%), Wells Fargo (up 19%), Berkshire Hathaway (up 13%), and Bank of New York Mellon (up 30%) were all key contributors during the period.

Other key contributors to performance were Freeport-McMoRan (up 65%) and Allegheny Technologies (up 22%) from the Materials sector, and Waste Connections (up 23%) from the Industrials sector. The Fund no longer owns any of these equity holdings. The Fund also benefited from its position in an Allegheny Technologies bond maturing January 15, 2021.

Davis Appreciation & Income Fund's investment objective is total return through a combination of growth and income. There can be no assurance that the Fund will achieve its objective. Davis Appreciation & Income Fund's principal risks are: stock market risk, manager risk, common stock risk, large-capitalization companies risk, mid- and small-capitalization companies risk, headline risk, foreign country risk, depositary receipts risk, convertible securities risk, preferred stock risk, bonds and other debt securities risk, interest rate risk, extension and prepayment risk, credit risk, changes in debt rating risk, variable current income risk, high-yield, high-risk debt securities risk, and fees and expenses risk. See the prospectus for a full description of each risk.

Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2016, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2016, unless otherwise noted.
[1]	The companies included in the Standard & Poor's 500® Index are divided into eleven sectors. One or more industry groups make up a sector.
[2]
A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Appreciation & Income Fund Class A versus the
Standard & Poor's 500® Index over 10 years for an investment made on December 31, 2006

Average Annual Total Return for periods ended December 31, 2016

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	9.20%	7.54%	3.59%	7.91%	05/01/92	0.91%	0.90%
Class A - with sales charge	4.02%	6.50%	3.08%	7.70%	05/01/92	0.91%	0.90%
Class B†, **	4.00%	6.14%	2.94%	7.45%	02/03/95	2.08%	2.07%
Class C**	7.33%	6.65%	2.75%	4.37%	08/12/97	1.75%	1.74%
Class Y	9.44%	7.73%	3.81%	6.58%	11/13/96	0.70%	0.69%
S&P 500® Index***	11.96%	14.66%	6.95%	9.29%

The Standard & Poor's 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.
The performance data for Davis Appreciation & Income Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.
*Reflects 4.75% front-end sales charge.
†Because Class B shares automatically convert to Class A shares after 7 years, the "10-Year" and "Since Inception" returns for Class B reflect Class A performance for the period after conversion.
**Includes any applicable contingent deferred sales charge. As of May 1, 2013, Class B shares are no longer offered for new purchases.
***Inception return is from 05/01/92.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS REAL ESTATE FUND

Performance Overview
Davis Real Estate Fund outperformed the Wilshire U.S. Real Estate Securities Index ("Wilshire Index") for the twelve-month period ended December 31, 2016 (the "period"). The Fund's Class A shares delivered a total return on net asset value of 9.71%, versus a 7.62% return for the Wilshire Index. The sub-industries1 within the Wilshire Index that reported the strongest performance were Industrial REITs (up 29%), Hotel & Resort REITs (up 23%), and Diversified REITs (up 19%). Only two sub-industries within the Wilshire Index reported negative performance figures, Real Estate Operating Companies (down 18%) and Retail REITs (down 2%). The third-weakest, but still positive, performing sub-industry was Residential REITs (up 5%).

Contributors to Performance
When compared to the Wilshire Index, the Fund's holdings in the Specialized REITs sub-industry made the most significant contribution to performance2. The Fund's Specialized REITs holdings were up about 19%, compared to up 6% for the Wilshire Index. While the Fund and the Wilshire Index had a similar weighting, the Fund's performance benefited from stock selection. CyrusOne3 (up 23%), the Fund's overall top contributor for the period, along with CorEnergy (up 48%) and DuPont Fabros Technology (up 45%) were strong performers.

Returns from holdings in the Industrial REITs sub-industry made the most significant contribution to performance on an absolute basis. The Fund's Industrial REITs holdings were up about 30%, compared to up 29% for the Wilshire Index. The Fund benefited from an overweight position (12%, versus 6%) in the strongest performing sub-industry of the period. Terreno Realty (up 30%), EastGroup Properties (up 38%), First Industrial Realty Trust (up 30%), and DCT Industrial Trust (up 32%) were all key contributors.

Additional contributors included American Campus Communities (up 25%) from the Residential REITs sub-industry, Alexander & Baldwin (up 17%) from the Diversified Real Estate Activities sub-industry, and Cousins Properties (up 28%) from the Office REITs sub-industry. The Fund no longer owns Alexander & Baldwin.

Detractors from Performance
Returns from holdings in the Retail REITs sub-industry were the most significant detractor from performance on an absolute basis. The Fund's Retail REITs holdings were down about 2% during the period. Brixmor Property Group (down 13%); Simon Property Group (down 6%), the Fund's largest holding; General Growth Properties (down 8%); and DDR (down 5%) were key detractors. The Fund no longer owns Brixmor Property Group.

When compared to the Wilshire Index, the Fund's holdings in the Hotel & Resort REITs sub-industry were the most significant detractor from performance. The Fund's Hotel & Resort REITs holdings were up about 26%, compared to up 23% for the Wilshire Index. However, the Fund suffered from an underweight position (1%, versus 6%) in the second-strongest performing sub-industry of the period.

The Fund's overall top detractor for the period was also the Fund's second-largest holding, Public Storage (down 12%), which is from the Specialized REITs sub-industry.

Vornado Realty Trust, a holding from the Office REITs sub-industry, despite being up 7% for the period, was a key detractor based on the timing of sales and purchases. Additional detractors included American Residential Properties (down 10%) and Equity Residential (down 5%) from the Residential REITs sub-industry, Hyatt Hotels (down 12%) from the Consumer Services industry group and Forest City Realty Trust (down 3%) from the Diversified REITs sub-industry. The Fund no longer owns American Residential Properties or Hyatt Hotels.

Davis Real Estate Fund's investment objective is total return through a combination of growth and income. There can be no assurance that the Fund will achieve its objective. Davis Real Estate Fund's principal risks are: stock market risk, manager risk, common stock risk, large-capitalization companies risk, mid- and small-capitalization companies risk, headline risk, real estate risk, focused portfolio risk, variable current income risk, and fees and expenses risk. See the prospectus for a full description of each risk.

Davis Real Estate Fund concentrates its investments in the real estate sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund's investment performance, both good and bad, is expected to reflect the economic performance of the real estate sector much more than a fund that does not concentrate its portfolio.
Davis Real Estate Fund is allowed to focus its investments in fewer companies, and it may be subject to greater risks than a more diversified fund that is not allowed to focus its investments in a few companies. Should the portfolio manager determine that it is prudent to focus the Fund's portfolio in a few companies, the Fund's investment performance, both good and bad, is expected to reflect the economic performance of its more focused portfolio.
Past performance does not guarantee future results, fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2016, unless otherwise noted. Return figures for underlying fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2016, unless otherwise noted.
[1]	The companies included in the Wilshire U.S. Real Estate Securities Index are divided into ten sub-industries.
[2]
A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

DAVIS SERIES, INC.	Management's Discussion of Fund Performance
DAVIS REAL ESTATE FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Real Estate Fund Class A versus the
Standard & Poor's 500® Index and the Wilshire U.S. Real Estate Securities Index
 over 10 years for an investment made on December 31, 2006

Average Annual Total Return for periods ended December 31, 2016

Fund & Benchmark Indices	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	9.71%	10.36%	2.53%	9.79%	01/03/94	0.93%	0.92%
Class A - with sales charge	4.50%	9.29%	2.03%	9.56%	01/03/94	0.93%	0.92%
Class B†, **	4.51%	8.88%	1.79%	9.59%	12/27/94	2.04%	2.03%
Class C**	7.71%	9.40%	1.68%	7.05%	08/13/97	1.82%	1.81%
Class Y	9.90%	10.60%	2.82%	9.21%	11/08/96	0.73%	0.72%
S&P 500® Index***	11.96%	14.66%	6.95%	9.19%
Wilshire U.S. Real Estate Securities Index***	7.62%	12.24%	4.80%	10.64%

The Standard & Poor's 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.
The Wilshire U.S. Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities. It reflects no deduction for fees or expenses. Investments cannot be made directly in the Index.
The performance data for Davis Real Estate Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Davis Funds Investor Services at 1-800-279-0279.
*Reflects 4.75% front-end sales charge.
†Because Class B shares automatically convert to Class A shares after 7 years, the "10-Year" and "Since Inception" returns for Class B reflect Class A performance for the period after conversion.
**Includes any applicable contingent deferred sales charge. As of May 1, 2013, Class B shares are no longer offered for new purchases.
***Inception return is from 01/03/94.

DAVIS SERIES, INC.	Fund Overview
DAVIS OPPORTUNITY FUND	December 31, 2016

Portfolio Composition		Industry Weightings
(% of Fund's 12/31/16 Net Assets)		(% of 12/31/16 Stock Holdings)

			Fund	Russell 3000®
Common Stock (U.S.)	68.39%	Energy	18.27%	7.00%
Common Stock (Foreign)	13.65%	Information Technology	16.89%	19.93%
Preferred Stock (Foreign)	7.26%	Retailing	15.35%	4.96%
Short-Term Investments	11.47%	Capital Goods	11.28%	7.71%
Other Assets & Liabilities	(0.77)%	Health Care	8.70%	13.00%
	100.00%	Banks	8.63%	7.22%
		Automobiles & Components	6.38%	0.94%
		Insurance	4.45%	2.99%
		Diversified Financials	3.04%	5.28%
		Media	2.40%	3.00%
		Materials	2.37%	3.35%
		Transportation	1.49%	2.23%
		Consumer Durables & Apparel	0.75%	1.41%
		Other	–	20.98%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund's 12/31/16 Net Assets)

Alphabet Inc. *	Software & Services	6.15%
Apache Corp.	Energy	5.64%
Wells Fargo & Co.	Banks	5.41%
Amazon.com, Inc.	Retailing	4.95%
Encana Corp.	Energy	4.66%
Cabot Oil & Gas Corp.	Energy	3.71%
United Technologies Corp.	Capital Goods	3.53%
Adient PLC	Automobiles & Components	2.97%
Delphi Automotive PLC	Automobiles & Components	2.73%
UnitedHealth Group Inc.	Health Care Equipment & Services	2.65%

* Alphabet Inc. holding includes Class A and Class C.

New Positions Added (01/01/16-12/31/16)
(Highlighted positions are those greater than 2.50% of the Fund's 12/31/16 net assets)
Security	Industry	Date of 1st Purchase	% of Fund's 12/31/16 Net Assets
Adient PLC	Automobiles & Components	10/26/16	2.97%
Aetna Inc.	Health Care Equipment & Services	09/15/16	2.48%
Axalta Coating Systems Ltd.	Materials	12/16/16	0.79%
Delphi Automotive PLC	Automobiles & Components	08/15/16	2.73%
EQT Corp.	Energy	06/01/16	–
Grab Inc., Series F, Pfd.	Retailing	08/24/16	2.32%
Occidental Petroleum Corp.	Energy	01/15/16	2.30%
PACCAR Inc.	Capital Goods	01/06/16	–
Paramount Resources Ltd., Class A	Energy	01/25/16	–
Safran S.A.	Capital Goods	05/19/16	1.22%
Tyco International PLC	Commercial & Professional Services	06/24/16	–
Wells Fargo & Co.	Banks	05/02/16	5.41%
ZTO Express (Cayman) Inc., Class A, ADR	Transportation	10/27/16	1.00%

DAVIS SERIES, INC.	Fund Overview
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2016

Positions Closed (01/01/16-12/31/16)
(Gains and losses greater than $2,000,000 are highlighted)
		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
Activision Blizzard, Inc.	Software & Services	07/29/16	$13,436,325
Advance Auto Parts, Inc.	Retailing	07/28/16	643,082
Agilent Technologies, Inc.	Pharmaceuticals, Biotechnology &
	Life Sciences	04/08/16	637,764
Assa Abloy AB, Class B	Capital Goods	01/12/16	226,060
BM&FBOVESPA S.A.	Diversified Financial Services	05/11/16	(364,015)
Cable One, Inc.	Media	07/29/16	1,739,046
California Resources Corp.	Energy	03/29/16	(5,527)
Charles Schwab Corp.	Capital Markets	12/08/16	5,185,494
Charter Communications, Inc., Class A	Media	06/27/16	1,954,297
Colgate-Palmolive Co.	Household & Personal Products	06/27/16	609,518
CommerceHub, Inc., Series A	Software & Services	07/29/16	25,316
CommerceHub, Inc., Series C	Software & Services	07/29/16	48,226
Compagnie Financiere Richemont S.A.,
Unit A	Consumer Durables & Apparel	01/12/16	(24,283)
Diagnosticos da America S.A.	Health Care Equipment & Services	02/01/16	(496,463)
EQT Corp.	Energy	09/21/16	(477,956)
GrubHub, Inc.	Software & Services	03/16/16	(433,520)
Hewlett Packard Enterprise Co.	Technology Hardware & Equipment	04/08/16	(315,713)
HP Inc.	Technology Hardware & Equipment	04/08/16	(794,794)
International Business Machines Corp.	Software & Services	04/08/16	(212,432)
Intel Corp.	Semiconductors & Semiconductor
	Equipment	04/08/16	494,672
KBR, Inc.	Capital Goods	10/07/16	(798,001)
Keysight Technologies, Inc.	Technology Hardware & Equipment	04/08/16	194,294
Kuehne + Nagel International AG	Transportation	01/12/16	2,354,357
Laboratory Corp. of America Holdings	Health Care Equipment & Services	04/21/16	857,849
Las Vegas Sands Corp.	Consumer Services	05/27/16	(4,710,689)
Liberty Interactive Corp., Liberty Ventures,
Series A	Retailing	07/28/16	519,362
Lowe's Cos, Inc.	Retailing	01/06/16	2,178,155
NIKE, Inc., Class B	Consumer Durables & Apparel	06/27/16	1,795,601
PACCAR Inc.	Capital Goods	10/04/16	1,304,642
Paramount Resources Ltd., Class A	Energy	06/07/16	3,018,878
Party City Holdco Inc.	Retailing	04/15/16	(440,674)
Praxair, Inc.	Materials	03/01/16	(769,864)
Priceline Group Inc.	Retailing	03/17/16	1,974,447
Qihoo 360 Technology Co. Ltd., Class A, ADR	Software & Services	01/21/16	438,831
Rockwell Automation, Inc.	Capital Goods	02/03/16	(1,764,512)
salesforce.com, inc.	Software & Services	01/12/16	1,105,598
Sherwin-Williams Co.	Materials	06/27/16	1,230,652
Standard Chartered PLC	Banks	10/04/16	(1,204,296)
Time Warner Cable Inc.	Media	05/18/16	2,389,583
TJX Cos, Inc.	Retailing	03/17/16	854,019
Ultra Petroleum Corp.	Energy	02/19/16	(24,479,915)
Univar Inc.	Capital Goods	03/16/16	(297,055)
Visa Inc., Class A	Diversified Financial Services	07/28/16	3,697,545
Wesco Aircraft Holdings, Inc.	Capital Goods	11/22/16	(5,446,351)
YY Inc., Class A, ADR	Software & Services	09/21/16	(472,904)

DAVIS SERIES, INC.	Fund Overview
DAVIS GOVERNMENT BOND FUND	December 31, 2016

Portfolio Composition		Industry Weightings
(% of Fund's 12/31/16 Net Assets)		(% of 12/31/16 Fixed Income)

Fixed Income	92.11%	Collateralized Mortgage Obligations	75.37%
Short-Term Investments	7.54%	Fannie Mae Mortgage Pools	16.79%
Other Assets & Liabilities	0.35%	Ginnie Mae Mortgage Pools	6.15%
	100.00%	Freddie Mac Mortgage Pools	1.64%
		Other Agencies	0.05%
			100.00%

Top 10 Fixed Income Holdings
(% of Fund's 12/31/16 Net Assets)

Fannie Mae, 3.65%, 01/01/18, Pool No. 467153	Fannie Mae Mortgage Pools	7.83%
Fannie Mae, 3.74%, 05/01/18, Pool No. 467626	Fannie Mae Mortgage Pools	6.94%
Fannie Mae, 3.00%, 04/25/41	Collateralized Mortgage Obligations	6.84%
Ginnie Mae, 1.45%, 10/16/40	Collateralized Mortgage Obligations	5.70%
Freddie Mac Multifamily Structured Pass-Through, 5.085%, 03/25/19	Collateralized Mortgage Obligations	4.90%
Freddie Mac Multifamily Structured Pass-Through, 2.566%, 09/25/20	Collateralized Mortgage Obligations	4.71%
Freddie Mac, 3.00%, 03/15/43	Collateralized Mortgage Obligations	4.65%
Freddie Mac, 2.00%, 06/15/28	Collateralized Mortgage Obligations	4.49%
Ginnie Mae, 7.0353%, 06/20/31	Collateralized Mortgage Obligations	4.47%
Ginnie Mae, 4.70%, 01/20/63, Pool No. AC0934	Ginnie Mae Mortgage Pools	4.20%

DAVIS GOVERNMENT MONEY MARKET FUND

Portfolio Composition		Maturity Diversification
(% of Fund's 12/31/16 Net Assets)		(% of 12/31/16 Portfolio Holdings)

Repurchase Agreements	44.61%	0-30 Days	83.86%
Federal Farm Credit Bank	18.01%	31-90 Days	8.62%
Federal Home Loan Bank	14.61%	91-180 Days	1.82%
Freddie Mac	7.75%	181-397 Days	5.70%
Other Agencies	5.76%		100.00%
Fannie Mae	2.88%
Other Assets & Liabilities	6.38%
	100.00%

The maturity dates of floating rate securities used in the Maturity Diversification table are considered to be the effective maturities, based on the reset dates of the securities' variable rates. See the Fund's Schedule of Investments for a listing of the floating rate securities.

DAVIS SERIES, INC.	Fund Overview
DAVIS FINANCIAL FUND	December 31, 2016

Portfolio Composition		Industry Weightings
(% of Fund's 12/31/16 Net Assets)		(% of 12/31/16 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	75.58%	Diversified Financials	46.81%	5.30%
Common Stock (Foreign)	7.28%	Insurance	25.94%	2.78%
Short-Term Investments	16.31%	Banks	24.53%	6.72%
Other Assets & Liabilities	0.83%	Information Technology	2.69%	20.78%
	100.00%	Capital Goods	0.03%	7.40%
		Health Care	–	13.63%
		Energy	–	7.56%
		Retailing	–	5.40%
		Food, Beverage & Tobacco	–	5.34%
		Utilities	–	3.17%
		Other	–	21.92%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund's 12/31/16 Net Assets)

Wells Fargo & Co.	Banks	5.60%
JPMorgan Chase & Co.	Banks	5.11%
Markel Corp.	Property & Casualty Insurance	5.03%
Bank of New York Mellon Corp.	Capital Markets	4.68%
Goldman Sachs Group, Inc.	Capital Markets	4.67%
Loews Corp.	Multi-line Insurance	4.67%
Capital One Financial Corp.	Consumer Finance	4.65%
American Express Co.	Consumer Finance	4.51%
Berkshire Hathaway Inc., Class A	Diversified Financial Services	4.45%
U.S. Bancorp	Banks	4.19%

New Positions Added (01/01/16-12/31/16)
Security	Industry	Date of 1st Purchase	% of Fund's 12/31/16 Net Assets
PNC Financial Services Group, Inc.	Banks	02/08/16	2.38%
State Street Corp.	Capital Markets	02/08/16	2.44%

Positions Closed (01/01/16-12/31/16)
Security	Industry	Date of Final Sale	Realized Gain
Banner Corp.	Banks	04/26/16	$2,952,876
Citizens Financial Group Inc.	Banks	11/23/16	9,874,130

DAVIS SERIES, INC.	Fund Overview
DAVIS APPRECIATION & INCOME FUND	December 31, 2016

Asset Allocation		Equity Industry Weightings
(% of Fund's 12/31/16 Net Assets)		(% of 12/31/16 Stock Holdings)

			Fund	S&P 500®
Equities	67.23%	Diversified Financials	23.13%	5.30%
Bonds	28.30%	Energy	15.26%	7.56%
Short-Term Investments	5.71%	Information Technology	14.79%	20.78%
Other Assets & Liabilities	(1.24)%	Banks	14.73%	6.72%
	100.00%	Health Care	12.23%	13.63%
		Capital Goods	8.75%	7.40%
		Materials	6.71%	2.84%
		Retailing	4.02%	5.40%
		Automobiles & Components	0.38%	0.73%
		Food, Beverage & Tobacco	–	5.34%
		Utilities	–	3.17%
		Media	–	3.07%
		Other	–	18.06%
			100.00%	100.00%

Equity Portfolio Composition		Top 10 Equity Holdings
(% of Fund's 12/31/16 Stock Holdings)		(% of Fund's 12/31/16 Net Assets)

Common Stock (U.S.)	85.23%	Berkshire Hathaway Inc., Class B	5.21%
Common Stock (Foreign)	11.98%	U.S. Bancorp	4.44%
Institutional Preferred	2.79%	Wells Fargo & Co.	3.88%
	100.00%	American Express Co.	3.62%
		EQT Midstream Partners L.P.	3.51%
		Roche Holding AG - Genusschein	3.02%
		Occidental Petroleum Corp.	2.96%
		Bank of New York Mellon Corp.	2.89%
		United Technologies Corp.	2.71%
		Amazon.com, Inc.	2.70%

Bond Portfolio Composition		Top 5 Bond Holdings
(% of Fund's 12/31/16 Bond Holdings)		(% of Fund's 12/31/16 Net Assets)

Mortgages	37.79%	Verizon Communications Inc., Sr. Notes, 4.50%, 09/15/20	1.89%
Corporate Bonds	31.40%
U.S. Government & Agencies	25.64%	Freddie Mac Multifamily Structured Pass-Through, 3.13%, 06/25/21	1.76%
Asset-Backed	5.17%
	100.00%	Oracle Corp., Sr. Notes, 1.90%, 09/15/21	1.74%
		Freddie Mac, 5.00%, 06/01/44, Pool No. G60660	1.68%
		U.S. Treasury Note/Bond, 1.625%, 05/15/26	1.67%

DAVIS SERIES, INC.	Fund Overview
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2016

New Positions Added (Equities & Corporate/Convertible Bonds only) (01/01/16-12/31/16)
(Highlighted positions are those greater than 2.00% of the Fund's 12/31/16 net assets)
Security	Industry	Date of 1st Purchase	% of Fund's 12/31/16 Net Assets
Aetna Inc.	Health Care Equipment & Services	09/15/16	1.88%
Alphabet Inc., Class C	Software & Services	06/22/16	2.09%
Apache Corp.	Energy	09/12/16	2.21%
Applied Materials, Inc.	Semiconductors & Semiconductor
	Equipment	06/22/16	1.98%
Bank of New York Mellon Corp.	Capital Markets	06/28/16	2.89%
Bank of New York Mellon Corp., Series E, 4.95%, Jr. Sub. Deb., Pfd.	Capital Markets	08/04/16	1.88%
Berkshire Hathaway Inc., Class B	Diversified Financial Services	06/22/16	5.21%
Burlington Northern and Santa Fe Railway Co.
2004-1 Pass-Through Trust, 4.575%, 01/15/21	Transportation	08/17/16	0.71%
Capital One Financial Corp.	Consumer Finance	06/22/16	1.96%
Chubb Ltd.	Property & Casualty Insurance	06/22/16	–
Citizens Financial Group Inc.	Banks	06/22/16	–
EQT Midstream Partners L.P.	Energy	06/22/16	3.51%
Facebook Inc., Class A	Software & Services	06/22/16	1.78%
Goldman Sachs Group, Inc., Sr. Notes,
2.0418%, 04/23/20	Capital Markets	08/17/16	1.43%
Goldman Sachs Group, Inc., Sr. Notes,
2.75%, 09/15/20	Capital Markets	07/13/16	–
JPMorgan Chase & Co.	Banks	06/22/16	1.42%
Microsoft Corp.	Software & Services	06/22/16	1.73%
Monsanto Co.	Materials	06/22/16	0.84%
Novartis AG, ADR	Pharmaceuticals, Biotechnology &
	Life Sciences	12/13/16	2.04%
NXP Semiconductor N.V.	Semiconductors & Semiconductor
	Equipment	01/12/16	–
Occidental Petroleum Corp.	Energy	06/22/16	2.96%
Oracle Corp., Sr. Notes, 1.90%, 09/15/21	Software & Services	07/13/16	1.74%
PPG Industries, Inc.	Materials	09/16/16	1.73%
Praxair, Inc.	Materials	06/22/16	1.94%
Quest Diagnostics Inc.	Health Care Equipment & Services	06/22/16	–
Roche Holding AG - Genusschein	Pharmaceuticals, Biotechnology &
	Life Sciences	11/03/16	3.02%
Safran S.A.	Capital Goods	07/19/16	1.41%
Texas Instruments Inc.	Semiconductors & Semiconductor
	Equipment	06/22/16	2.36%
Tyco International PLC	Commercial & Professional Services	06/22/16	–
Tyson Foods Inc., Class A	Food, Beverage & Tobacco	04/05/16	–
U.S. Bancorp	Banks	06/22/16	4.44%
United Technologies Corp.	Capital Goods	06/22/16	2.71%
UnitedHealth Group Inc.	Health Care Equipment & Services	06/22/16	1.28%
Verizon Communications Inc., Sr. Notes,
4.50%, 09/15/20	Telecommunication Services	08/17/16	1.89%
Wells Fargo & Co.	Banks	06/22/16	3.88%
Wells Fargo & Co., Sub. Notes,
4.10%, 06/03/26	Banks	07/13/16	–

DAVIS SERIES, INC.	Fund Overview
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2016

Positions Closed (Equities & Corporate/Convertible Bonds only) (01/01/16-12/31/16)
(Gains and losses greater than $3,500,000 are highlighted)
		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
AES Trust III, 6.75%, Conv. Pfd.	Utilities	08/25/16	$69,154
Allegheny Technologies, Inc.	Materials	06/17/16	(8,247,794)
Bank of America Corp.	Banks	06/17/16	(2,353,135)
Bank of America Corp., Series Z,
Jr. Sub. Deb., 6.50%, Pfd.	Banks	08/04/16	20,309
Chubb Ltd.	Property & Casualty Insurance	11/04/16	(93,920)
Citigroup Inc.	Banks	06/17/16	(30,256)
Citigroup Inc., Series N, Jr. Sub. Deb., 5.80%. Pfd.	Banks	08/04/16	(23,224)
Citigroup Inc., Series O, Jr. Sub. Deb., 5.875%, Pfd.	Banks	08/04/16	(30,204)
Citizens Financial Group Inc.	Banks	09/15/16	546,941
Devon Energy Corp.	Energy	06/17/16	(8,624,881)
FireEye, Inc.	Software & Services	06/17/16	(1,027,746)
FireEye, Inc., Series A, Conv. Sr. Notes,
1.00%, 06/01/35	Software & Services	07/08/16	104,938
FireEye, Inc., Series B, Conv. Sr. Notes,
1.625%, 06/01/35	Software & Services	07/08/16	134,563
Freeport-McMoRan Inc.	Materials	06/17/16	(4,036,493)
General Electric Co.	Capital Goods	06/17/16	(2,086,904)
Goldman Sachs Group, Inc., Sr. Notes,
2.75%, 09/15/20	Capital Markets	11/09/16	(52,763)
Intel Corp., Conv. Jr. Sub. Deb.,	Semiconductors & Semiconductor
3.25%, 08/01/39	Equipment	08/01/16	5,775,518
Kohl's Corp.	Retailing	06/17/16	(3,813,863)
Masco Corp.	Capital Goods	06/17/16	1,886,986
Nabors Industries Ltd.	Energy	06/17/16	(7,327,291)
NXP Semiconductor N.V.	Semiconductors & Semiconductor
	Equipment	06/17/16	175,207
NXP Semiconductor N.V., Conv. Sr. Notes,	Semiconductors & Semiconductor
1.00%, 12/01/19	Equipment	07/13/16	(213,150)
Qihoo 360 Technology Co. Ltd., Conv. Sr. Notes,
2.50%, 09/15/18	Software & Services	01/15/16	115,897
Quanta Services, Inc.	Capital Goods	06/17/16	1,791,967
Quest Diagnostics Inc.	Health Care Equipment & Services	11/04/16	195,598
RTI International Metals, Inc., Conv. Sr. Notes,
1.625%, 10/15/19	Materials	07/14/16	1,017,786
salesforce.com, inc., Conv. Sr. Notes,
0.25%, 04/01/18	Software & Services	07/07/16	1,165,450
School Specialty, Inc.	Consumer Services	11/22/16	(8,537,152)
TopBuild Corp.	Consumer Durables & Apparel	06/17/16	343,512
Transocean Inc., Sr. Notes, 6.00%, 03/15/18	Energy	06/14/16	75,205
Transocean Ltd.	Energy	02/16/16	(14,934,734)
Twenty-First Century Fox, Inc., Class A	Media	06/17/16	1,998,798
Tyson Foods, Inc., 4.75%, Conv. Pfd.	Food, Beverage & Tobacco	04/05/16	6,025,641
Tyson Foods, Inc., Class A	Food, Beverage & Tobacco	06/17/16	(1,076,853)
United Rentals, Inc.	Capital Goods	06/17/16	3,689,914
United States Steel Corp.	Materials	01/27/16	(386,041)
Universal Health Services, Inc., Class B	Health Care Equipment & Services	06/17/16	8,365,327
Valeant Pharmaceuticals International, Inc.	Pharmaceuticals, Biotechnology &
	Life Sciences	06/13/16	(5,398,184)
Valeant Pharmaceuticals International, Inc.,	Pharmaceuticals, Biotechnology &
Sr. Notes, 6.75%, 08/15/21	Life Sciences	07/06/16	(143,750)
Waste Connections, Inc.	Commercial & Professional Services	06/17/16	8,989,114
Wells Fargo & Co., Sub. Notes,
4.10%, 06/03/26	Banks	09/20/16	(98,540)
Whole Foods Market, Inc.	Food & Staples Retailing	06/17/16	(361,712)

DAVIS SERIES, INC.	Fund Overview
DAVIS REAL ESTATE FUND	December 31, 2016

Portfolio Composition		Industry Weightings
(% of Fund's 12/31/16 Net Assets)		(% of 12/31/16 Stock Holdings)

				Wilshire U.S.
				Real Estate
			Fund	Securities Index
Common Stock (U.S.)	90.21%	Residential REITs	22.43%	17.82%
Common Stock (Foreign)	2.61%	Retail REITs	22.29%	21.65%
Preferred Stock	0.71%	Specialized REITs	21.08%	14.78%
Short-Term Investments	6.61%	Industrial REITs	13.20%	7.31%
Other Assets & Liabilities	(0.14)%	Office REITs	10.95%	15.94%
	100.00%	Health Care REITs	4.50%	12.05%
		Information Technology	2.79%	–
		Hotel & Resort REITs	1.72%	6.69%
		Diversified REITs	1.04%	3.23%
		Real Estate Operating Companies	–	0.28%
		Consumer Services	–	0.25%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund's 12/31/16 Net Assets)

Simon Property Group, Inc.	Retail REITs	5.65%
Public Storage	Specialized REITs	3.85%
Terreno Realty Corp.	Industrial REITs	3.77%
AvalonBay Communities, Inc.	Residential REITs	3.54%
CatchMark Timber Trust Inc., Class A	Specialized REITs	3.44%
Mid-America Apartment Communities, Inc.	Residential REITs	3.28%
American Campus Communities, Inc.	Residential REITs	3.26%
Acadia Realty Trust	Retail REITs	3.25%
Prologis, Inc.	Industrial REITs	3.22%
Equity Residential	Residential REITs	3.03%

DAVIS SERIES, INC.	Fund Overview
DAVIS REAL ESTATE FUND - (CONTINUED)	December 31, 2016

New Positions Added (01/01/16-12/31/16)
(Highlighted positions are those greater than 1.75% of the Fund's 12/31/16 net assets)
Security	Industry	Date of 1st Purchase	% of Fund's 12/31/16 Net Assets
Camden Property Trust	Residential REITs	01/27/16	1.80%
CBL & Associates Properties, Inc.,
Series D, 7.375%, Cum. Pfd.	Retail REITs	05/25/16	0.25%
CBL & Associates Properties, Inc.,
Series E, 6.625%, Cum. Pfd.	Retail REITs	05/25/16	0.08%
CubeSmart	Specialized REITs	10/24/16	1.62%
Extra Space Storage Inc.	Specialized REITs	02/18/16	1.36%
General Growth Properties, Inc.	Retail REITs	05/12/16	1.53%
Host Hotels & Resorts Inc.	Hotel & Resort REITs	05/19/16	1.61%
Life Storage, Inc.	Specialized REITs	10/24/16	1.84%
Public Storage	Specialized REITs	05/05/16	3.85%
Regency Centers Corp.	Retail REITs	11/03/16	0.96%
SL Green Realty Corp.	Office REITs	10/19/16	1.58%
Ventas, Inc.	Health Care REITs	09/14/16	1.48%
Welltower Inc.	Health Care REITs	01/07/16	2.73%
Weyerhaeuser Co.	Specialized REITs	11/02/16	1.01%

Positions Closed (01/01/16-12/31/16)
(Gains and losses greater than $700,000 are highlighted)
		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
Alexander & Baldwin Inc.	Diversified Real Estate Activities	10/28/16	$1,019,029
American Residential Properties, Inc.	Residential REITs	01/22/16	(416,182)
BioMed Realty Trust, Inc.	Office REITs	01/08/16	632,984
Brixmor Property Group, Inc.	Retail REITs	02/09/16	(1,037,839)
Campus Crest Communities Inc.,
Series A, 8.00%, Cum. Pfd.	Residential REITs	03/03/16	45,571
CBL & Associates Properties, Inc.	Retail REITs	01/29/16	(321,368)
CorEnergy Infrastructure Trust, Inc.	Specialized REITs	04/26/16	288,649
DiamondRock Hospitality Co.	Hotel & Resort REITs	01/11/16	(1,093,650)
Education Realty Trust, Inc.	Residential REITs	11/10/16	1,631,405
Extended Stay America, Inc.	Consumer Services	01/11/16	(510,727)
Hyatt Hotels Corp., Class A	Consumer Services	01/11/16	(929,285)
Liberty Property Trust	Diversified REITs	01/08/16	(735,473)
Macerich Co.	Retail REITs	01/15/16	(16,699)
National Health Investors, Inc.	Health Care REITs	01/06/16	(232,059)
Parkway, Inc.	Office REITs	11/03/16	(158,778)
Starwood Hotels & Resorts Worldwide, Inc.	Consumer Services	01/08/16	(671,619)
UDR, Inc.	Residential REITs	01/29/16	316,843

DAVIS SERIES, INC.	Expense Example

As a shareholder of each Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is for the six-month period ended December 31, 2016.

Actual Expenses

The information represented in the row entitled "Actual" provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the information in the row entitled "Hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

DAVIS SERIES, INC.	Expense Example – (Continued)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(07/01/16)	(12/31/16)	(07/01/16-12/31/16)
Davis Opportunity Fund
Class A (annualized expense ratio 0.96%**)
Actual	$1,000.00	$1,107.45	$5.09
Hypothetical	$1,000.00	$1,020.31	$4.88
Class B (annualized expense ratio 2.17%**)
Actual	$1,000.00	$1,101.25	$11.46
Hypothetical	$1,000.00	$1,014.23	$10.99
Class C (annualized expense ratio 1.74%**)
Actual	$1,000.00	$1,103.21	$9.20
Hypothetical	$1,000.00	$1,016.39	$8.82
Class Y (annualized expense ratio 0.70%**)
Actual	$1,000.00	$1,108.66	$3.71
Hypothetical	$1,000.00	$1,021.62	$3.56
Davis Government Bond Fund
Class A (annualized expense ratio 1.05%**)
Actual	$1,000.00	$988.07	$5.25
Hypothetical	$1,000.00	$1,019.86	$5.33
Class B (annualized expense ratio 2.22%**)
Actual	$1,000.00	$983.30	$11.07
Hypothetical	$1,000.00	$1,013.98	$11.24
Class C (annualized expense ratio 1.83%**)
Actual	$1,000.00	$985.27	$9.13
Hypothetical	$1,000.00	$1,015.94	$9.27
Class Y (annualized expense ratio 0.81%**)
Actual	$1,000.00	$990.81	$4.05
Hypothetical	$1,000.00	$1,021.06	$4.12
Davis Government Money Market Fund
Class A, B, C, and Y (annualized expense ratio 0.45%**)
Actual	$1,000.00	$1,000.20	$2.26
Hypothetical	$1,000.00	$1,022.87	$2.29
Davis Financial Fund
Class A (annualized expense ratio 0.96%**)
Actual	$1,000.00	$1,180.34	$5.26
Hypothetical	$1,000.00	$1,020.31	$4.88
Class B (annualized expense ratio 2.11%**)
Actual	$1,000.00	$1,173.62	$11.53
Hypothetical	$1,000.00	$1,014.53	$10.68
Class C (annualized expense ratio 1.74%**)
Actual	$1,000.00	$1,175.79	$9.52
Hypothetical	$1,000.00	$1,016.39	$8.82
Class Y (annualized expense ratio 0.72%**)
Actual	$1,000.00	$1,181.88	$3.95
Hypothetical	$1,000.00	$1,021.52	$3.66

DAVIS SERIES, INC.	Expense Example – (Continued)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(07/01/16)	(12/31/16)	(07/01/16-12/31/16)
Davis Appreciation & Income Fund
Class A (annualized expense ratio 0.98%**)
Actual	$1,000.00	$1,067.58	$5.09
Hypothetical	$1,000.00	$1,020.21	$4.98
Class B (annualized expense ratio 2.11%**)
Actual	$1,000.00	$1,061.84	$10.94
Hypothetical	$1,000.00	$1,014.53	$10.68
Class C (annualized expense ratio 1.75%**)
Actual	$1,000.00	$1,063.50	$9.08
Hypothetical	$1,000.00	$1,016.34	$8.87
Class Y (annualized expense ratio 0.70%**)
Actual	$1,000.00	$1,069.20	$3.64
Hypothetical	$1,000.00	$1,021.62	$3.56
Davis Real Estate Fund
Class A (annualized expense ratio 0.94%**)
Actual	$1,000.00	$964.37	$4.64
Hypothetical	$1,000.00	$1,020.41	$4.77
Class B (annualized expense ratio 2.07%**)
Actual	$1,000.00	$958.79	$10.19
Hypothetical	$1,000.00	$1,014.73	$10.48
Class C (annualized expense ratio 1.82%**)
Actual	$1,000.00	$959.91	$8.97
Hypothetical	$1,000.00	$1,015.99	$9.22
Class Y (annualized expense ratio 0.73%**)
Actual	$1,000.00	$965.11	$3.61
Hypothetical	$1,000.00	$1,021.47	$3.71

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to each Class's annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**The expense ratios reflect the impact, if any, of certain reimbursements and/or waivers.

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND	December 31, 2016

	Shares/Units	Value (Note 1)
COMMON STOCK – (82.04%)
CONSUMER DISCRETIONARY – (14.96%)
Automobiles & Components – (5.70%)
Adient PLC *	306,981	$17,989,087
Delphi Automotive PLC	245,260	16,518,261
		34,507,348
Consumer Durables & Apparel – (0.66%)
Hunter Douglas N.V. (Netherlands)	71,580	4,027,389
Media – (2.15%)
Liberty Global PLC, LiLAC Class C *	25,230	534,119
Liberty Global PLC, Series C *	419,359	12,454,962
		12,989,081
Retailing – (6.45%)
Amazon.com, Inc. *	39,982	29,981,302
JD.com Inc., Class A, ADR (China)*	257,558	6,552,276
Jumei International Holding Ltd., Class A, ADR (China)*	40,250	201,652
Vipshop Holdings Ltd., Class A, ADR (China)*	211,462	2,328,197
		39,063,427
	Total Consumer Discretionary	90,587,245
ENERGY – (16.31%)
Apache Corp.	538,190	34,158,919
Cabot Oil & Gas Corp.	962,742	22,489,653
Encana Corp. (Canada)	2,400,862	28,186,120
Occidental Petroleum Corp.	195,267	13,908,869
	Total Energy	98,743,561
FINANCIALS – (14.40%)
Banks – (7.71%)
JPMorgan Chase & Co.	161,179	13,908,136
Wells Fargo & Co.	594,181	32,745,315
		46,653,451
Diversified Financials – (2.72%)
Consumer Finance – (0.15%)
LendingClub Corp. *	172,703	906,691
Diversified Financial Services – (2.57%)
Berkshire Hathaway Inc., Class B *	95,343	15,539,002
		16,445,693
Insurance – (3.97%)
Multi-line Insurance – (2.11%)
Sul America S.A. (Brazil)	2,309,300	12,771,500
Property & Casualty Insurance – (1.86%)
Markel Corp. *	12,477	11,285,446
		24,056,946
	Total Financials	87,156,090
HEALTH CARE – (7.77%)
Health Care Equipment & Services – (7.01%)
Aetna Inc.	121,150	15,023,811
Express Scripts Holding Co. *	55,833	3,840,752
Quest Diagnostics Inc.	81,513	7,491,045
UnitedHealth Group Inc.	100,285	16,049,611
		42,405,219

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2016

	Shares/Units	Value (Note 1)
COMMON STOCK – (CONTINUED)
HEALTH CARE – (CONTINUED)
Pharmaceuticals, Biotechnology & Life Sciences – (0.76%)
Valeant Pharmaceuticals International, Inc. (Canada)*	317,934	$4,616,402
	Total Health Care	47,021,621
INDUSTRIALS – (11.40%)
Capital Goods – (10.07%)
Eaton Corp. PLC	213,157	14,300,703
Johnson Controls International PLC	305,015	12,563,568
Safran S.A. (France)	102,250	7,364,284
United Technologies Corp.	194,956	21,371,077
WESCO International, Inc. *	80,954	5,387,489
		60,987,121
Transportation – (1.33%)
CAR Inc. (China)*	2,035,000	1,983,958
ZTO Express (Cayman) Inc., Class A, ADR (China)*	500,695	6,043,388
		8,027,346
	Total Industrials	69,014,467
INFORMATION TECHNOLOGY – (15.08%)
Semiconductors & Semiconductor Equipment – (2.49%)
Applied Materials, Inc.	248,300	8,012,641
Texas Instruments Inc.	96,942	7,073,858
		15,086,499
Software & Services – (12.59%)
Alphabet Inc., Class A *	19,481	15,437,718
Alphabet Inc., Class C *	28,205	21,769,183
Angie's List Inc. *	981,821	8,080,387
ASAC II L.P. *(a)	116,129	110,299
Facebook Inc., Class A *	67,213	7,732,856
Fang Holdings Ltd., Class A, ADR (China)*	1,247,412	4,091,511
Microsoft Corp.	95,599	5,940,522
Oracle Corp.	99,890	3,840,770
Quotient Technology Inc. *	438,753	4,716,595
SAP SE, ADR (Germany)	51,755	4,473,185
		76,193,026
	Total Information Technology	91,279,525
MATERIALS – (2.12%)
Axalta Coating Systems Ltd. *	175,020	4,760,544
Monsanto Co.	76,491	8,047,618
	Total Materials	12,808,162
TOTAL COMMON STOCK – (Identified cost $412,115,449)		496,610,671

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2016

		Shares/Principal	Value (Note 1)
PREFERRED STOCK – (7.26%)
CONSUMER DISCRETIONARY – (7.26%)
Retailing – (7.26%)
	Didi Chuxing Joint Co., Series A (China)*(a)	416,153	$15,908,322
	Grab Inc., Series F (Singapore)*(a)	2,911,103	14,028,751
	Internet Plus Holdings Ltd., Series A-10 (China)*(a)	3,745,277	13,979,996
		Total Consumer Discretionary	43,917,069
	TOTAL PREFERRED STOCK – (Identified cost $37,158,126)		43,917,069
SHORT-TERM INVESTMENTS – (11.47%)
	INTL FCStone Financial Inc. Joint Repurchase Agreement, 0.62%, 01/03/17, dated 12/30/16, repurchase value of $10,273,708 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-9.50%, 02/15/17-12/01/46, total market value $10,478,460)	$10,273,000	10,273,000
	Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.45%, 01/03/17, dated 12/30/16, repurchase value of $3,676,184 (collateralized by: U.S. Government agency mortgage in a pooled cash account, 3.50%, 09/01/46, total market value $3,749,520)	3,676,000	3,676,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 0.50%, 01/03/17, dated 12/30/16, repurchase value of $41,093,283 (collateralized by: U.S. Government agency mortgages and obligation in a pooled cash account, 2.25%-4.50%, 11/15/24-11/20/46, total market value $41,912,820)	41,091,000	41,091,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.49%, 01/03/17, dated 12/30/16, repurchase value of $14,382,783 (collateralized by: U.S. Government agency mortgages and obligation in a pooled cash account, 2.468%-4.00%, 12/20/23-12/01/46, total market value $14,669,640)	14,382,000	14,382,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $69,422,000)		69,422,000
	Total Investments – (100.77%) – (Identified cost $518,695,575) – (b)		609,949,740
	Liabilities Less Other Assets – (0.77%)		(4,631,454)
	Net Assets – (100.00%)		$605,318,286

ADR: American Depositary Receipt

*	Non-Income producing security.

(a)	Restricted Security – See Note 7 of the Notes to Financial Statements.

(b)	Aggregate cost for federal income tax purposes is $523,682,543. At December 31, 2016, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation		$121,333,438
	Unrealized depreciation		(35,066,241)
	Net unrealized appreciation		$86,267,197

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT BOND FUND	December 31, 2016

	Principal	Value (Note 1)
MORTGAGES – (92.06%)
COLLATERALIZED MORTGAGE OBLIGATIONS – (69.42%)
Fannie Mae, 4.00%, 02/25/19	$150,231	$152,901
Fannie Mae, 3.50%, 10/25/20	451,286	461,657
Fannie Mae, 1.1061%, 07/25/37 (a)	101,056	100,898
Fannie Mae, 3.00%, 04/25/41	2,912,421	2,957,816
Freddie Mac, 4.50%, 07/15/18	79,635	81,157
Freddie Mac, 4.00%, 01/15/26	621,609	650,646
Freddie Mac, 4.00%, 06/15/26	586,209	627,582
Freddie Mac, 2.00%, 06/15/28	1,947,454	1,943,622
Freddie Mac, 4.00%, 04/15/29	1,251,736	1,301,377
Freddie Mac, 4.00%, 03/15/37	105,607	106,194
Freddie Mac, 4.00%, 12/15/39	1,697,951	1,782,938
Freddie Mac, 2.00%, 11/15/40	1,614,248	1,601,622
Freddie Mac, 3.00%, 03/15/43	1,972,933	2,012,455
Freddie Mac Multifamily Structured Pass-Through, 2.699%, 05/25/18	1,620,036	1,637,144
Freddie Mac Multifamily Structured Pass-Through, 5.085%, 03/25/19	2,000,000	2,120,800
Freddie Mac Multifamily Structured Pass-Through, 2.566%, 09/25/20	2,000,000	2,035,780
Freddie Mac Multifamily Structured Pass-Through, 1.891%, 12/25/20	371,951	373,041
Freddie Mac Multifamily Structured Pass-Through, 2.689%, 12/25/24	962,545	968,984
Ginnie Mae, 7.0353%, 06/20/31 (a)	1,747,238	1,935,776
Ginnie Mae, 3.00%, 09/16/34	1,500,000	1,509,060
Ginnie Mae, 3.50%, 07/20/36	131,536	133,094
Ginnie Mae, 3.00%, 12/20/37	295,106	298,637
Ginnie Mae, 4.00%, 11/20/38	265,488	273,780
Ginnie Mae, 3.50%, 08/20/39	526,356	537,366
Ginnie Mae, 4.00%, 09/20/39	150,430	156,263
Ginnie Mae, 1.45%, 10/16/40	2,498,574	2,463,919
Ginnie Mae, 2.00%, 07/20/62	1,812,514	1,805,973
	Total Collateralized Mortgage Obligations	30,030,482
FANNIE MAE POOLS – (15.47%)
6.00%, 09/01/17, Pool No. 665776	49,864	50,604
3.65%, 01/01/18, Pool No. 467153	3,320,846	3,386,711
4.50%, 03/01/18, Pool No. AJ0354	92,302	92,557
3.74%, 05/01/18, Pool No. 467626	2,931,170	3,000,177
6.50%, 07/01/32, Pool No. 635069	31,802	33,700
6.00%, 09/01/37, Pool No. 888796	111,902	126,883
	Total Fannie Mae Pools	6,690,632
FREDDIE MAC POOLS – (1.51%)
4.00%, 05/01/24, Pool No. J09596	398,383	409,045
3.50%, 01/01/26, Pool No. G18373	233,202	243,773
	Total Freddie Mac Pools	652,818
GINNIE MAE POOLS – (5.66%)
4.659%, 01/20/63, Pool No. AC0942	582,255	632,879
4.70%, 01/20/63, Pool No. AC0934	1,668,981	1,815,729
	Total Ginnie Mae Pools	2,448,608
TOTAL MORTGAGES – (Identified cost $39,940,035)		39,822,540

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT BOND FUND - (CONTINUED)	December 31, 2016

		Principal	Value (Note 1)
OTHER AGENCIES – (0.05%)
	Housing Urban Development, 6.00%, 08/01/20	$20,000	$20,047
		TOTAL OTHER AGENCIES – (Identified cost $20,000)	20,047
SHORT-TERM INVESTMENTS – (7.54%)
	INTL FCStone Financial Inc. Joint Repurchase Agreement, 0.62%, 01/03/17, dated 12/30/16, repurchase value of $483,033 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-9.50%, 02/15/17-12/01/46, total market value $492,660)	483,000	483,000
	Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.45%, 01/03/17, dated 12/30/16, repurchase value of $173,009 (collateralized by: U.S. Government agency mortgage in a pooled cash account, 3.50%, 09/01/46, total market value $176,460)	173,000	173,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 0.50%, 01/03/17, dated 12/30/16, repurchase value of $1,931,107 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.39%-4.50%, 11/01/26-06/15/45, total market value $1,969,620)	1,931,000	1,931,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.49%, 01/03/17, dated 12/30/16, repurchase value of $676,037 (collateralized by: U.S. Government agency mortgages and obligation in a pooled cash account, 2.50%-3.50%, 12/20/23-12/01/46, total market value $689,520)	676,000	676,000
		TOTAL SHORT-TERM INVESTMENTS – (Identified cost $3,263,000)	3,263,000
	Total Investments – (99.65%) – (Identified cost $43,223,035) – (b)		43,105,587
	Other Assets Less Liabilities – (0.35%)		152,152
		Net Assets – (100.00%)	$43,257,739

(a)
The interest rates on floating rate securities, shown as of December 31, 2016, may change daily or less frequently and are based on indices of market interest rates. For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities' variable rates.

(b)	Aggregate cost for federal income tax purposes is $43,223,035. At December 31, 2016, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation		$134,181
	Unrealized depreciation		(251,629)
		Net unrealized depreciation	$(117,448)

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT MONEY MARKET FUND	December 31, 2016

	Principal	Value (Note 1)
FANNIE MAE – (2.88%)
0.7711%, 01/26/17 (a)	$1,307,000	$1,307,129
1.25%, 01/30/17	2,000,000	2,001,423
0.6445%, 10/05/17 (a)	4,255,000	4,256,885
TOTAL FANNIE MAE – (Identified cost $7,565,437)		7,565,437
FEDERAL FARM CREDIT BANK – (18.01%)
0.50%, 01/13/17	5,000,000	5,000,072
0.704%, 01/30/17 (a)	2,000,000	2,000,113
0.6567%, 02/06/17 (a)	1,250,000	1,250,183
0.8011%, 05/24/17 (a)	1,180,000	1,180,872
0.6645%, 06/05/17 (a)	725,000	725,378
0.8058%, 06/12/17 (a)	1,725,000	1,725,393
0.9265%, 06/13/17 (a)	2,929,000	2,932,577
0.90%, 07/03/17	1,000,000	1,001,460
0.7247%, 07/14/17 (a)	750,000	750,169
0.6745%, 08/04/17 (a)	2,000,000	2,001,226
0.8011%, 08/29/17 (a)	5,600,000	5,605,051
0.7767%, 10/06/17 (a)	2,100,000	2,103,378
0.69%, 10/13/17 (a)	13,154,000	13,161,501
0.7661%, 11/27/17 (a)	7,885,000	7,890,336
TOTAL FEDERAL FARM CREDIT BANK – (Identified cost $47,327,709)		47,327,709
FEDERAL HOME LOAN BANK – (14.61%)
Discount Note, 0.4306%, 01/26/17 (b)	5,000,000	4,998,507
0.644%, 01/11/17 (a)	1,515,000	1,515,084
0.47%, 01/20/17	2,000,000	1,999,968
0.746%, 01/27/17 (a)	2,000,000	2,000,166
0.791%, 02/03/17 (a)	1,115,000	1,115,320
0.418%, 04/19/17 (a)	5,000,000	4,999,159
0.847%, 08/09/17 (a)	3,965,000	3,971,616
0.905%, 08/25/17 (a)	5,175,000	5,184,513
0.679%, 11/22/17 (a)	5,000,000	4,999,795
0.705%, 12/05/17 (a)	1,555,000	1,556,183
0.722%, 12/07/17 (a)	6,045,000	6,052,268
TOTAL FEDERAL HOME LOAN BANK – (Identified cost $38,392,579)		38,392,579
FREDDIE MAC – (7.75%)
Discount Note, 0.4253%, 01/19/17 (b)	5,000,000	4,998,937
0.50%, 01/27/17	2,000,000	1,999,843
1.00%, 06/29/17	2,605,000	2,609,006
0.72%, 11/13/17 (a)	5,000,000	5,003,107
5.125%, 11/17/17	5,555,000	5,759,475
TOTAL FREDDIE MAC – (Identified cost $20,370,368)		20,370,368

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT MONEY MARKET FUND - (CONTINUED)	December 31, 2016

		Principal	Value (Note 1)
OTHER AGENCIES – (5.76%)
	NCUA Guaranteed Notes, 2.35%, 06/12/17	$4,433,000	$4,463,882
	Private Export Funding Corp., 1.375%, 02/15/17	6,000,000	6,005,465
	Private Export Funding Corp., 5.45%, 09/15/17	2,150,000	2,220,554
	Tennessee Valley Authority, 5.50%, 07/18/17	1,584,000	1,625,067
	Tennessee Valley Authority Coupon Strip, 0.8103%, 09/15/17 (b)	815,000	810,387
		TOTAL OTHER AGENCIES – (Identified cost $15,125,355)	15,125,355
REPURCHASE AGREEMENTS – (44.61%)
	INTL FCStone Financial Inc. Joint Repurchase Agreement, 0.62%, 01/03/17, dated 12/30/16, repurchase value of $17,348,195 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-9.50%, 02/15/17-12/01/46, total market value $17,693,940)	17,347,000	17,347,000
	Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.45%, 01/03/17, dated 12/30/16, repurchase value of $6,211,311 (collateralized by: U.S. Government agency mortgage in a pooled cash account, 3.50%, 09/01/46, total market value $6,335,220)	6,211,000	6,211,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 0.50%, 01/03/17, dated 12/30/16, repurchase value of $69,393,855 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.39%-5.00%, 11/01/26-07/20/46, total market value $70,777,800)	69,390,000	69,390,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.49%, 01/03/17, dated 12/30/16, repurchase value of $24,287,322 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 2.201%-4.00%, 12/20/23-12/01/46, total market value $24,771,720)	24,286,000	24,286,000
		TOTAL REPURCHASE AGREEMENTS – (Identified cost $117,234,000)	117,234,000
	Total Investments – (93.62%) – (Identified cost $246,015,448) – (c)		246,015,448
	Other Assets Less Liabilities – (6.38%)		16,777,889
		Net Assets – (100.00%)	$262,793,337

(a)
The interest rates on floating rate securities, shown as of December 31, 2016, may change daily or less frequently and are based on indices of market interest rates. For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities' variable rates.

(b)	Zero coupon bonds reflect the effective yield on the date of purchase.

(c)	Aggregate cost for federal income tax purposes is $246,015,448.

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS FINANCIAL FUND	December 31, 2016

	Shares	Value (Note 1)
COMMON STOCK – (82.86%)
FINANCIALS – (80.60%)
Banks – (20.33%)
DBS Group Holdings Ltd. (Singapore)	1,113,323	$13,330,816
ICICI Bank Ltd., ADR (India)	494,692	3,705,243
JPMorgan Chase & Co.	581,434	50,171,940
PNC Financial Services Group, Inc.	199,996	23,391,532
Standard Chartered PLC (United Kingdom)*	1,592,541	13,024,127
U.S. Bancorp	801,128	41,153,945
Wells Fargo & Co.	997,789	54,988,152
		199,765,755
Diversified Financials – (38.78%)
Capital Markets – (20.54%)
Bank of New York Mellon Corp.	970,201	45,968,123
Brookfield Asset Management Inc., Class A (Canada)	504,863	16,665,528
Charles Schwab Corp.	613,968	24,233,317
Goldman Sachs Group, Inc.	191,655	45,891,790
Julius Baer Group Ltd. (Switzerland)	396,424	17,608,031
Moody's Corp.	139,915	13,189,787
S&P Global Inc.	133,493	14,355,837
State Street Corp.	308,123	23,947,319
		201,859,732
Consumer Finance – (9.16%)
American Express Co.	598,232	44,317,027
Capital One Financial Corp.	524,551	45,761,829
		90,078,856
Diversified Financial Services – (9.08%)
Berkshire Hathaway Inc., Class A *	179	43,697,659
Cielo S.A. (Brazil)	816,663	6,998,104
Visa Inc., Class A	493,442	38,498,345
		89,194,108
		381,132,696
Insurance – (21.49%)
Insurance Brokers – (2.64%)
Marsh & McLennan Cos, Inc.	383,186	25,899,542
Multi-line Insurance – (6.34%)
American International Group, Inc.	251,880	16,450,283
Loews Corp.	979,766	45,882,442
		62,332,725
Property & Casualty Insurance – (9.19%)
Chubb Ltd.	310,048	40,963,542
Markel Corp. *	54,621	49,404,694
		90,368,236
Reinsurance – (3.32%)
Everest Re Group, Ltd.	150,811	32,635,500
		211,236,003
	Total Financials	792,134,454

DAVIS SERIES, INC.	Schedule of Investments
DAVIS FINANCIAL FUND - (CONTINUED)	December 31, 2016

		Shares/Units/ Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INDUSTRIALS – (0.03%)
Capital Goods – (0.03%)
	Brookfield Business Partners L.P. (Canada)	10,097	$242,934
		Total Industrials	242,934
INFORMATION TECHNOLOGY – (2.23%)
Software & Services – (2.23%)
	Alphabet Inc., Class A *	13,984	11,081,621
	Alphabet Inc., Class C *	14,022	10,822,460
		Total Information Technology	21,904,081
	TOTAL COMMON STOCK – (Identified cost $494,641,645)		814,281,469
SHORT-TERM INVESTMENTS – (16.31%)
	INTL FCStone Financial Inc. Joint Repurchase Agreement, 0.62%, 01/03/17, dated 12/30/16, repurchase value of $23,720,634 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-9.50%, 02/15/17-12/01/46, total market value $24,193,380)	$23,719,000	23,719,000
	Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.45%, 01/03/17, dated 12/30/16, repurchase value of $8,491,425 (collateralized by: U.S. Government agency mortgage in a pooled cash account, 3.50%, 09/01/46, total market value $8,660,820)	8,491,000	8,491,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 0.50%, 01/03/17, dated 12/30/16, repurchase value of $94,882,271 (collateralized by: U.S. Government agency mortgages and obligation in a pooled cash account, 1.625%-5.00%, 08/01/20-10/01/46, total market value $96,774,540)	94,877,000	94,877,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.49%, 01/03/17, dated 12/30/16, repurchase value of $33,207,808 (collateralized by: U.S. Government agency mortgages and obligation in a pooled cash account, 2.14%-5.50%, 09/01/23-12/01/46, total market value $33,870,120)	33,206,000	33,206,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $160,293,000)		160,293,000
	Total Investments – (99.17%) – (Identified cost $654,934,645) – (a)		974,574,469
	Other Assets Less Liabilities – (0.83%)		8,176,472
	Net Assets – (100.00%)		$982,750,941

ADR: American Depositary Receipt

*	Non-Income producing security.

(a)	Aggregate cost for federal income tax purposes is $654,933,307. At December 31, 2016, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation		$332,029,373
	Unrealized depreciation		(12,388,211)
	Net unrealized appreciation		$319,641,162

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND	December 31, 2016

	Shares/Units	Value (Note 1)
COMMON STOCK – (65.35%)
CONSUMER DISCRETIONARY – (2.95%)
Automobiles & Components – (0.25%)
Adient PLC *	8,990	$526,814
Retailing – (2.70%)
Amazon.com, Inc. *	7,541	5,654,770
	Total Consumer Discretionary	6,181,584
ENERGY – (10.26%)
Apache Corp.	72,700	4,614,269
Encana Corp. (Canada)	282,638	3,318,170
EQT Midstream Partners L.P.	95,669	7,335,899
Occidental Petroleum Corp.	86,970	6,194,873
	Total Energy	21,463,211
FINANCIALS – (23.58%)
Banks – (9.90%)
Banks – (9.74%)
JPMorgan Chase & Co.	34,533	2,979,852
U.S. Bancorp	180,945	9,295,145
Wells Fargo & Co.	147,098	8,106,571
		20,381,568
Thrifts & Mortgage Finance – (0.16%)
ADFITECH, Inc. *	204,128	331,708
		20,713,276
Diversified Financials – (13.68%)
Capital Markets – (2.89%)
Bank of New York Mellon Corp.	127,380	6,035,265
Consumer Finance – (5.58%)
American Express Co.	102,325	7,580,236
Capital One Financial Corp.	46,951	4,096,005
		11,676,241
Diversified Financial Services – (5.21%)
Berkshire Hathaway Inc., Class B *	66,886	10,901,080
		28,612,586
	Total Financials	49,325,862
HEALTH CARE – (8.22%)
Health Care Equipment & Services – (3.16%)
Aetna Inc.	31,790	3,942,278
UnitedHealth Group Inc.	16,763	2,682,750
		6,625,028
Pharmaceuticals, Biotechnology & Life Sciences – (5.06%)
Novartis AG, ADR (Switzerland)	58,470	4,258,955
Roche Holding AG - Genusschein (Switzerland)	27,685	6,323,805
		10,582,760
	Total Health Care	17,207,788
INDUSTRIALS – (5.89%)
Capital Goods – (5.89%)
Johnson Controls International PLC	89,907	3,703,269
Safran S.A. (France)	40,900	2,945,714
United Technologies Corp.	51,669	5,663,956
	Total Industrials	12,312,939

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2016

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INFORMATION TECHNOLOGY – (9.94%)
Semiconductors & Semiconductor Equipment – (4.34%)
Applied Materials, Inc.	128,578	$4,149,212
Texas Instruments Inc.	67,623	4,934,451
		9,083,663
Software & Services – (5.60%)
Alphabet Inc., Class C *	5,656	4,365,414
Facebook Inc., Class A *	32,377	3,724,974
Microsoft Corp.	58,361	3,626,552
		11,716,940
	Total Information Technology	20,800,603
MATERIALS – (4.51%)
Monsanto Co.	16,645	1,751,220
PPG Industries, Inc.	38,210	3,620,780
Praxair, Inc.	34,671	4,063,094
	Total Materials	9,435,094
TOTAL COMMON STOCK – (Identified cost $121,862,700)		136,727,081
INSTITUTIONAL PREFERRED – (1.88%)
FINANCIALS – (1.88%)
Diversified Financials – (1.88%)
Capital Markets – (1.88%)
Bank of New York Mellon Corp., Series E, 4.95%, Jr. Sub. Deb. (a)(b)	3,902,000	3,926,388
TOTAL INSTITUTIONAL PREFERRED – (Identified cost $3,986,972)		3,926,388
ASSET-BACKED – (1.46%)
Avis Budget Rental Car Funding (AESOP) LLC, Series 2012-3A, Class A, 144A, 2.10%, 03/20/19 (c)	$2,118,000	2,117,043
Ford Credit Auto Owner Trust, Series 2013-A, Class D, 1.86%, 08/15/19	944,000	944,901
TOTAL ASSET-BACKED – (Identified cost $3,068,628)		3,061,944
CORPORATE BONDS – (8.88%)
ENERGY – (1.48%)
Nabors Industries Inc., Sr. Notes, 5.00%, 09/15/20	3,000,000	3,090,000
	Total Energy	3,090,000
FINANCIALS – (1.93%)
Diversified Financials – (1.93%)
Capital Markets – (1.43%)
Goldman Sachs Group, Inc., Sr. Notes, 2.0418%, 04/23/20 (b)	2,960,000	2,989,677
Mortgage Real Estate Investment Trusts (REITs) – (0.50%)
Thornburg Mortgage, Inc., Sr. Notes, 8.00%, 05/15/13 (d)	10,210,000	1,058,369
	Total Financials	4,048,046
INDUSTRIALS – (0.71%)
Transportation – (0.71%)
Burlington Northern and Santa Fe Railway Co. 2004-1 Pass-Through Trust, 4.575%, 01/15/21	1,421,123	1,483,996
	Total Industrials	1,483,996

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2016

	Principal	Value (Note 1)
CORPORATE BONDS – (CONTINUED)
INFORMATION TECHNOLOGY – (1.74%)
Software & Services – (1.74%)
Oracle Corp., Sr. Notes, 1.90%, 09/15/21	$3,725,000	$3,642,480
	Total Information Technology	3,642,480
MATERIALS – (1.13%)
Allegheny Technologies, Inc., Sr. Notes, 5.95%, 01/15/21	2,429,000	2,362,202
	Total Materials	2,362,202
TELECOMMUNICATION SERVICES – (1.89%)
Verizon Communications Inc., Sr. Notes, 4.50%, 09/15/20	3,700,000	3,962,800
	Total Telecommunication Services	3,962,800
TOTAL CORPORATE BONDS – (Identified cost $25,270,539)		18,589,524
MORTGAGES – (10.70%)
Fannie Mae, 2.64%, 07/01/25, Pool No. AM8931	2,978,713	2,937,483
Fannie Mae, 4.50%, 10/01/33, Pool No. AL8809	2,640,546	2,904,791
Freddie Mac, 5.00%, 06/01/44, Pool No. G60660	3,220,225	3,521,836
Freddie Mac Multifamily Structured Pass-Through, 3.13%, 06/25/21	3,553,000	3,690,181
FREMF Mortgage Trust, Series 2015-K51, Class B, 144A, 3.9531%, 10/25/48 (b)(c)	3,675,000	3,440,388
Ginnie Mae, Series 2009-31, 4.50%, 06/20/38	2,867,001	2,975,805
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016- JP2, Class A2, 2.4751%, 08/15/49	2,913,000	2,907,582
TOTAL MORTGAGES – (Identified cost $23,158,575)		22,378,066
U.S. GOVERNMENT AND AGENCIES – (7.26%)
Federal Home Loan Bank, 1.25%, 06/08/18	3,000,000	3,005,757
U.S. Treasury Note/Bond, 0.625%, 06/30/18	2,990,000	2,971,312
U.S. Treasury Note/Bond, 1.125%, 06/30/21	2,990,000	2,893,759
U.S. Treasury Note/Bond, 1.25%, 07/31/23	3,000,000	2,824,688
U.S. Treasury Note/Bond, 1.625%, 05/15/26	3,740,000	3,487,550
TOTAL U.S. GOVERNMENT AND AGENCIES – (Identified cost $15,792,249)		15,183,066
SHORT-TERM INVESTMENTS – (5.71%)
INTL FCStone Financial Inc. Joint Repurchase Agreement, 0.62%, 01/03/17, dated 12/30/16, repurchase value of $1,768,122 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-9.50%, 02/15/17-12/01/46, total market value $1,803,360)	1,768,000	1,768,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.45%, 01/03/17, dated 12/30/16, repurchase value of $632,032 (collateralized by: U.S. Government agency mortgage in a pooled cash account, 3.50%, 09/01/46, total market value $644,640)	632,000	632,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 0.50%, 01/03/17, dated 12/30/16, repurchase value of $7,071,393 (collateralized by: U.S. Government agency mortgages and obligation in a pooled cash account, 1.875%-5.00%, 10/31/22-04/20/46, total market value $7,212,420)	7,071,000	7,071,000

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2016

			Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (CONTINUED)
SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.49%, 01/03/17, dated 12/30/16, repurchase value of $2,475,135 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.71%-4.50%, 04/01/25-12/01/46, total market value $2,524,500)			$2,475,000		$2,475,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $11,946,000)				11,946,000
	Total Investments – (101.24%) – (Identified cost $205,085,663) – (e)				211,812,069
	Liabilities Less Other Assets – (1.24%)				(2,584,771)
	Net Assets – (100.00%)				$209,227,298

ADR: American Depositary Receipt

*			Non-Income producing security.

(a)			Security is perpetual in nature with no stated maturity date.

(b)			The interest rates on variable rate securities represent the current rate as of December 31, 2016.

(c)
These securities are subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in these securities to realize current valuations. These securities amounted to $5,557,431 or 2.66% of the Fund's net assets as of December 31, 2016.

(d)			This security is in default and is not accruing income. The interest rate shown is the original, contractual interest rate. See Note 1 of the Notes to Financial Statements.

(e)			Aggregate cost for federal income tax purposes is $205,409,022. At December 31, 2016, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation				$16,100,640
	Unrealized depreciation				(9,697,593)
	Net unrealized appreciation				$6,403,047

Affiliated Company represents ownership of at least 5% of the voting securities of the issuer and is an affiliate, as defined in the Investment Company Act of 1940, at or during the year ended December 31, 2016. The Fund did not hold any affiliated companies as of December 31, 2016. Transactions during the period in which the issuers were affiliates are as follows:

Security	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares December 31, 2016	Dividend Income
School Specialty, Inc. (1)	69,205	–	69,205	–	$–

(1) Not an affiliate as of December 31, 2016.

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND	December 31, 2016

	Shares	Value (Note 1)
COMMON STOCK – (92.82%)
INFORMATION TECHNOLOGY – (2.61%)
Software & Services – (2.61%)
InterXion Holding N.V. (Netherlands)*	164,071	$5,753,970
Total Information Technology		5,753,970
REAL ESTATE – (90.21%)
Equity Real Estate Investment Trusts (REITs) – (90.21%)
Diversified REITs – (0.97%)
Forest City Realty Trust Inc., Class A	102,639	2,138,997
Health Care REITs – (4.21%)
Ventas, Inc.	52,320	3,271,046
Welltower Inc.	90,029	6,025,641
		9,296,687
Hotel & Resort REITs – (1.61%)
Host Hotels & Resorts Inc.	189,081	3,562,286
Industrial REITs – (12.35%)
DCT Industrial Trust Inc.	89,490	4,284,781
EastGroup Properties, Inc.	35,546	2,624,717
First Industrial Realty Trust, Inc.	144,230	4,045,651
Prologis, Inc.	135,000	7,126,650
Rexford Industrial Realty, Inc.	37,528	870,274
Terreno Realty Corp.	292,699	8,338,995
		27,291,068
Office REITs – (10.24%)
Alexandria Real Estate Equities, Inc.	37,963	4,218,828
Boston Properties, Inc.	27,046	3,401,846
Cousins Properties, Inc.	467,086	3,974,902
Highwoods Properties, Inc.	67,632	3,449,908
SL Green Realty Corp.	32,500	3,495,375
Vornado Realty Trust	39,277	4,099,341
		22,640,200
Residential REITs – (20.98%)
American Campus Communities, Inc.	144,911	7,212,220
American Homes 4 Rent, Class A	174,868	3,668,731
Apartment Investment & Management Co., Class A	74,042	3,365,209
AvalonBay Communities, Inc.	44,168	7,824,361
Camden Property Trust	47,395	3,984,498
Equity Residential	103,955	6,690,544
Essex Property Trust, Inc.	27,394	6,369,105
Mid-America Apartment Communities, Inc.	73,972	7,243,338
		46,358,006
Retail REITs – (20.52%)
Acadia Realty Trust	219,471	7,172,312
Cedar Realty Trust Inc.	530,022	3,461,044
DDR Corp.	167,930	2,564,291
Federal Realty Investment Trust	29,939	4,254,631
General Growth Properties, Inc.	135,047	3,373,474
Kite Realty Group Trust	140,894	3,308,191
Ramco-Gershenson Properties Trust	104,167	1,727,089
Regency Centers Corp.	30,800	2,123,660

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND - (CONTINUED)	December 31, 2016

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
REAL ESTATE – (CONTINUED)
Equity Real Estate Investment Trusts (REITs) – (Continued)
Retail REITs – (Continued)
Retail Opportunity Investments Corp.	231,064	$4,882,382
Simon Property Group, Inc.	70,256	12,482,384
		45,349,458
Specialized REITs – (19.33%)
CatchMark Timber Trust Inc., Class A	675,566	7,606,873
Crown Castle International Corp.	51,245	4,446,529
CubeSmart	133,770	3,581,023
CyrusOne Inc.	115,538	5,168,015
DuPont Fabros Technology Inc.	93,740	4,117,998
Extra Space Storage Inc.	38,987	3,011,356
Life Storage, Inc.	47,570	4,055,818
Public Storage	38,071	8,508,868
Weyerhaeuser Co.	74,300	2,235,687
		42,732,167
	Total Real Estate	199,368,869
TOTAL COMMON STOCK – (Identified cost $190,259,339)		205,122,839
PREFERRED STOCK – (0.71%)
REAL ESTATE – (0.71%)
Equity Real Estate Investment Trusts (REITs) – (0.71%)
Retail REITs – (0.33%)
CBL & Associates Properties, Inc., Series D, 7.375%, Cum. Pfd.	22,265	544,379
CBL & Associates Properties, Inc., Series E, 6.625%, Cum. Pfd.	7,766	178,766
		723,145
Specialized REITs – (0.38%)
CorEnergy Infrastructure Trust, Inc., Series A, 7.375%, Cum. Pfd.	34,318	844,566
	Total Real Estate	1,567,711
TOTAL PREFERRED STOCK – (Identified cost $1,172,095)		1,567,711
SHORT-TERM INVESTMENTS – (6.61%)
INTL FCStone Financial Inc. Joint Repurchase Agreement, 0.62%, 01/03/17, dated 12/30/16, repurchase value of $2,162,149 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-9.50%, 02/15/17-12/01/46, total market value $2,205,240)	$2,162,000	2,162,000
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.45%, 01/03/17, dated 12/30/16, repurchase value of $775,039 (collateralized by: U.S. Government agency mortgage in a pooled cash account, 3.50%, 09/01/46, total market value $790,500)	775,000	775,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 0.50%, 01/03/17, dated 12/30/16, repurchase value of $8,649,481 (collateralized by: U.S. Government agency mortgages and obligation in a pooled cash account, 1.00%-4.50%, 05/31/18-12/15/42, total market value $8,821,980)	8,649,000	8,649,000

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND - (CONTINUED)	December 31, 2016

		Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (CONTINUED)
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.49%, 01/03/17, dated 12/30/16, repurchase value of $3,027,165 (collateralized by: U.S. Government agency mortgages and obligation in a pooled cash account, 2.80%-4.50%, 03/20/24-12/01/46, total market value $3,087,540)	$3,027,000	$3,027,000
		TOTAL SHORT-TERM INVESTMENTS – (Identified cost $14,613,000)	14,613,000
		Total Investments – (100.14%) – (Identified cost $206,044,434) – (a)	221,303,550
		Liabilities Less Other Assets – (0.14%)	(300,590)
		Net Assets – (100.00%)	$221,002,960

*	Non-Income producing security.

(a)	Aggregate cost for federal income tax purposes is $206,084,899. At December 31, 2016, unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

		Unrealized appreciation	$19,640,057
		Unrealized depreciation	(4,421,406)
		Net unrealized appreciation	$15,218,651

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Assets and Liabilities
At December 31, 2016

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
ASSETS:
Investments in securities at value* (see accompanying Schedules of Investments)	$609,949,740	$43,105,587	$246,015,448	$974,574,469	$211,812,069	$221,303,550
Cash	1,291	1,643	1,360	1,993	1,909	1,508
Receivables:
Capital stock sold	3,909,067	197,422	31,495,612	11,948,653	413,229	210,486
Dividends and interest	528,735	110,318	223,105	617,111	503,888	868,734
Prepaid expenses	15,298	1,654	6,345	21,736	7,106	8,074
Due from Adviser	–	–	20,600	–	–	–
Total assets	614,404,131	43,416,624	277,762,470	987,163,962	212,738,201	222,392,352
LIABILITIES:
Payables:
Capital stock redeemed	4,358,545	90,242	14,782,024	3,443,167	3,104,405	1,135,224
Distributions payable	–	5,418	–	–	–	–
Investment securities purchased	4,082,626	–	–	–	167,045	–
Accrued custodian fees	65,665	11,143	29,700	48,800	17,000	19,000
Accrued distribution and service plan fees	186,539	17,770	–	289,150	75,947	69,505
Accrued investment advisory fee	289,309	11,902	114,864	459,158	100,213	105,436
Accrued transfer agent fees	86,907	10,879	29,811	150,159	29,544	41,763
Other accrued expenses	16,254	11,531	12,734	22,587	16,749	18,464
Total liabilities	9,085,845	158,885	14,969,133	4,413,021	3,510,903	1,389,392
NET ASSETS	$605,318,286	$43,257,739	$262,793,337	$982,750,941	$209,227,298	$221,002,960
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$199,933	$80,787	$2,627,933	$224,468	$60,502	$56,794
Additional paid-in capital	509,049,776	48,630,416	260,135,902	652,414,675	240,808,045	203,711,952
Undistributed net investment income (loss)	1,053,028	(6,236)	29,502	560,509	32,528	751,715
Accumulated net realized gains (losses) from investments	3,770,274	(5,329,780)	–	9,911,465	(38,400,003)	1,223,383
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	91,245,275	(117,448)	–	319,639,824	6,726,226	15,259,116
Net Assets	$605,318,286	$43,257,739	$262,793,337	$982,750,941	$209,227,298	$221,002,960

*Including:
Cost of investments	$518,695,575	$43,223,035	$246,015,448	$654,934,645	$205,085,663	$206,044,434
Cost and market value of repurchase agreements (if greater than 10% of net assets)	69,422,000	–	117,234,000	160,293,000	–	–

DAVIS SERIES, INC.	Statements of Assets and Liabilities – (Continued)
At December 31, 2016

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund		Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
CLASS A SHARES:
Net assets	$277,039,589	$29,441,568		$242,362,703	$508,457,158	$95,709,247	$152,733,258
Shares outstanding	8,965,128	5,499,770		242,362,703	11,407,409	2,773,430	3,934,847
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$30.90	$5.35		$1.00	$44.57	$34.51	$38.82
Maximum offering price per share (100/95.25 of net asset value)†	$32.44	$5.62	$	NA	$46.79	$36.23	$40.76
CLASS B SHARES:
Net assets	$1,391,478	$865,737		$4,662,106	$1,799,164	$1,251,920	$1,651,487
Shares outstanding	59,199	163,340		4,662,106	50,418	36,781	43,136
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$23.51	$5.30		$1.00	$35.68	$34.04	$38.29
CLASS C SHARES:
Net assets	$106,562,421	$9,294,256		$5,887,040	$140,605,395	$50,316,233	$22,287,734
Shares outstanding	4,152,718	1,737,999		5,887,040	3,754,991	1,452,712	574,290
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$25.66	$5.35		$1.00	$37.44	$34.64	$38.81
CLASS Y SHARES:
Net assets	$220,324,798	$3,656,178		$9,881,488	$331,889,224	$61,949,898	$44,330,481
Shares outstanding	6,816,260	677,571		9,881,488	7,234,018	1,787,227	1,127,104
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$32.32	$5.40		$1.00	$45.88	$34.66	$39.33

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Operations
For the year ended December 31, 2016

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
INVESTMENT INCOME:
Income:
Dividends*	$4,955,199	$–	$–	$13,416,804	$3,060,480	$4,748,384
Interest	117,587	612,716	1,002,513	180,176	1,583,949	44,910
Net securities lending fees	1,092	–	–	4,903	–	–
Total income	5,073,878	612,716	1,002,513	13,601,883	4,644,429	4,793,294
Expenses:
Investment advisory fees (Note 3)	2,861,767	149,244	1,099,618	4,557,758	1,355,959	1,318,369
Custodian fees	155,662	32,841	97,493	151,106	57,255	55,734
Transfer agent fees:
Class A	285,478	63,667	160,790	566,872	134,668	194,442
Class B	10,265	5,741	4,161	9,692	7,191	7,184
Class C	115,429	22,464	5,340	145,112	54,000	40,055
Class Y	120,065	8,464	4,790	233,595	30,926	33,062
Audit fees	22,913	18,918	22,913	35,485	24,088	31,373
Legal fees	10,150	951	4,137	15,899	4,881	4,734
Accounting fees (Note 3)	15,004	1,994	4,500	24,000	9,000	7,250
Reports to shareholders	52,517	9,495	13,904	84,281	27,524	26,456
Directors' fees and expenses	58,576	8,683	25,834	91,284	29,372	29,277
Registration and filing fees	74,176	62,800	69,936	103,022	67,426	65,022
Excise tax expense (Note 1)	–	–	4,144	–	–	–
Miscellaneous	29,453	12,329	11,299	38,549	20,432	19,257
Distribution and service plan fees (Note 3):
Class A	571,217	66,001	–	925,659	217,657	293,991
Class B	21,020	11,286	–	20,643	16,666	17,914
Class C	1,004,321	108,026	–	1,124,528	518,957	235,104
Total expenses	5,408,013	582,904	1,528,859	8,127,485	2,576,002	2,379,224
Reimbursement/waiver of expenses by Adviser (Note 3)	–	–	(637,128)	–	–	–
Reimbursement of expenses by Custodian (Note 3)	(33,967)	(27,385)	(58,493)	(29,857)	(27,659)	(27,555)
Net expenses	5,374,046	555,519	833,238	8,097,628	2,548,343	2,351,669
Net investment income (loss)	(300,168)	57,197	169,275	5,504,255	2,096,086	2,441,625
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions	19,037,889	218,826	–	92,106,561	(18,474,439)	12,975,769
Foreign currency transactions	(121,015)	–	–	5,659	(2,413)	(293)
Net realized gain (loss)	18,916,874	218,826	–	92,112,220	(18,476,852)	12,975,476
Net change in unrealized appreciation (depreciation)	52,123,410	(392,215)	–	15,831,303	35,451,731	7,381,711
Net realized and unrealized gain (loss) on investments and foreign currency transactions	71,040,284	(173,389)	–	107,943,523	16,974,879	20,357,187
Net increase (decrease) in net assets resulting from operations	$70,740,116	$(116,192)	$169,275	$113,447,778	$19,070,965	$22,798,812

*Net of foreign taxes withheld as follows	$89,374	$–	$–	$83,966	$9,104	$7,282

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Changes in Net Assets
For the year ended December 31, 2016

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
OPERATIONS:
Net investment income (loss)	$(300,168)	$57,197	$169,275	$5,504,255	$2,096,086	$2,441,625
Net realized gain (loss) from investments and foreign currency transactions	18,916,874	218,826	–	92,112,220	(18,476,852)	12,975,476
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	52,123,410	(392,215)	–	15,831,303	35,451,731	7,381,711
Net increase (decrease) in net assets resulting from operations	70,740,116	(116,192)	169,275	113,447,778	19,070,965	22,798,812
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	–	(201,505)	(155,387)	(3,143,719)	(1,429,158)	(2,648,235)
Class B	–	–	(4,195)	–	(2,306)	(9,589)
Class C	–	–	(5,894)	–	(165,780)	(169,488)
Class Y	–	(74,343)	(3,799)	(2,538,683)	(819,780)	(801,638)
Realized gains from investment transactions:
Class A	(6,633,515)	–	–	(4,986,588)	–	–
Class B	(46,253)	–	–	(23,775)	–	–
Class C	(2,977,709)	–	–	(1,642,194)	–	–
Class Y	(4,859,660)	–	–	(3,114,118)	–	–
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	(21,279,752)	(1,006,533)	36,672,585	(154,776,228)	(85,748,807)	(38,807,618)
Class B	(1,548,687)	(702,369)	(939,156)	(828,556)	(885,791)	(353,314)
Class C	(6,479,353)	(3,810,610)	(4,395,210)	16,007,153	(22,471,690)	(3,387,888)
Class Y	38,940,659	(10,514,571)	6,304,191	109,363,377	(4,179,602)	2,440,461
Total increase (decrease) in net assets	65,855,846	(16,426,123)	37,642,410	67,764,447	(96,631,949)	(20,938,497)
NET ASSETS:
Beginning of year	539,462,440	59,683,862	225,150,927	914,986,494	305,859,247	241,941,457
End of year*	$605,318,286	$43,257,739	$262,793,337	$982,750,941	$209,227,298	$221,002,960
*Including undistributed net investment income (loss) of	$1,053,028	$(6,236)	$29,502	$560,509	$32,528	$751,715

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Changes in Net Assets
For the year ended December 31, 2015

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
OPERATIONS:
Net investment income (loss)	$(367,538)	$182,540	$104,037	$3,937,347	$3,094,107	$2,426,662
Net realized gain from investments and foreign currency transactions	71,762,781	219,428	–	14,330,593	19,202,005	22,542,053
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(44,862,670)	(45,205)	–	(10,042,614)	(57,673,336)	(21,165,133)
Net increase (decrease) in net assets resulting from operations	26,532,573	356,763	104,037	8,225,326	(35,377,224)	3,803,582
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class A	–	(277,740)	(95,013)	(2,842,968)	(2,156,376)	(2,250,616)
Class B	–	(846)	(3,657)	–	(506)	(1,922)
Class C	–	(8,066)	(3,412)	–	(156,207)	(79,406)
Class Y	–	(254,355)	(1,955)	(1,106,160)	(820,270)	(539,136)
Realized gains from investment transactions:
Class A	(47,181,915)	–	–	(10,419,256)	–	–
Class B	(629,206)	–	–	(51,209)	–	–
Class C	(19,483,832)	–	–	(2,001,930)	–	–
Class Y	(26,121,404)	–	–	(2,977,927)	–	–
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	(5,330,801)	(12,410,146)	(11,907,486)	54,886,141	(22,375,400)	(21,864,909)
Class B	(935,558)	(620,904)	(1,129,377)	(2,369,307)	(1,937,741)	(540,375)
Class C	14,278,305	3,126,283	3,688,979	33,083,086	11,253,992	(4,005,894)
Class Y	15,395,346	(12,704,835)	162,292	106,271,930	30,654,072	5,597,745
Total increase (decrease) in net assets	(43,476,492)	(22,793,846)	(9,185,592)	180,697,726	(20,915,660)	(19,880,931)
NET ASSETS:
Beginning of year	582,938,932	82,477,708	234,336,519	734,288,768	326,774,907	261,822,388
End of year*	$539,462,440	$59,683,862	$225,150,927	$914,986,494	$305,859,247	$241,941,457
*Including undistributed net investment income (loss) of	$(309,014)	$(6,236)	$26,886	$730,772	$(9,771)	$1,939,333

See Notes to Financial Statements

DAVIS SERIES, INC.	Notes to Financial Statements
December 31, 2016

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Davis Series, Inc. (a Maryland corporation) ("Company"), is registered under the Investment Company Act of 1940 ("1940 Act") as amended, as an open-end management investment company. The Company follows the reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946, Financial Services – Investment Companies. Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, and Davis Appreciation & Income Fund are diversified under the 1940 Act. Davis Real Estate Fund is non-diversified under the 1940 Act. The Company operates as a series issuing shares of common stock in the following six funds (collectively "Funds"):

Davis Opportunity Fund seeks to achieve long-term growth of capital. It invests primarily in common stocks and other equity securities, and may invest in both domestic and foreign issuers.

Davis Government Bond Fund seeks to achieve current income. It invests in debt securities which are obligations of, or which are guaranteed by, the U.S. Government, its agencies or instrumentalities.

Davis Government Money Market Fund seeks to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity.

The Fund is a money market fund that seeks to preserve the value of your investment at $1.00 per share. There can be no guarantee that the Fund will be successful in maintaining a $1.00 share price.

It invests exclusively in U.S. Treasury securities, U.S. Government agency securities, U.S. Government agency mortgage securities (collectively "U.S. Government Securities"), and repurchase agreements collateralized by U.S. Government Securities. The Fund seeks to maintain liquidity and preserve capital by carefully monitoring the maturity of its investments. The Fund's portfolio maintains a dollar-weighted average maturity of sixty days or less.

Davis Financial Fund seeks to achieve long-term growth of capital. It invests primarily in common stocks and other equity securities and will concentrate investments in companies principally engaged in the banking, insurance, and financial service industries.

Davis Appreciation & Income Fund seeks to achieve total return through a combination of growth and income. Under normal circumstances, the Fund invests in a diversified portfolio of common stock, preferred stock, and fixed income securities, which could consist of both investment grade and high-yield, high-risk debt securities ("junk bonds"). The Fund may hold securities in default, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently default. As of December 31, 2016, the value of defaulted securities amounted to $1,058,369 (cost: $7,650,174) or 0.50% of the Fund's net assets.

Davis Real Estate Fund seeks to achieve total return through a combination of growth and income. It invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments.

Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of any of its series will be achieved.

The Company accounts separately for the assets, liabilities, and operations of each Fund. Each Fund offers Class A, Class C, and Class Y shares, and previously offered Class B shares for new purchases through April 30, 2013. Investors may continue to exchange Class B shares of the Funds with other Davis Funds. Class B shares automatically convert to Class A shares after 7 years. Class A shares are sold with a front-end sales charge, except for shares of Davis Government Money Market Fund, which are sold at net asset value. Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge upon redemption. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All expenses for Davis Government Money Market Fund are allocated evenly across all classes of shares based upon the relative portion of net assets represented by each class. All classes have identical rights with respect to voting (exclusive of each class' distribution arrangement), liquidation, and distributions. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2016

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Security Valuation - The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange ("Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the average of closing bid and asked prices. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Funds' assets are valued. Fixed income securities with more than 60 days to maturity are generally valued using evaluated prices or matrix pricing methods determined by an independent pricing service which takes into consideration factors such as yield, maturity, liquidity, ratings, and traded prices in identical or similar securities. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. ("Davis Advisors" or "Adviser"), the Funds' investment adviser, identifies as a significant event occurring before the Funds' assets are valued, but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Funds' Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser's portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer's industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security's fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security's value would be if a reliable market quotation of the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Funds' Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined. Fair valuation methods used by the Funds may include, but are not limited to, valuing securities initially at cost (excluding commissions) and subsequently adjusting the value due to: additional transactions by the issuer, changes in company specific fundamentals, and changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale restrictions.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. For Davis Government Money Market Fund, in compliance with Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates market value.

The Funds' valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Fair Value Measurements - Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Funds' investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Funds can obtain the fair value assigned to a security if they were to sell the security. Money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2016

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following is a summary of the inputs used as of December 31, 2016 in valuing each Fund's investments carried at value:

	Investments in Securities at Value
			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money Market	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund	Fund
Valuation inputs
Level 1 – Quoted Prices:
Equity securities:
Consumer Discretionary	$90,587,245	$–	$–	$–	$6,181,584	$–
Energy	98,743,561	–	–	–	21,463,211	–
Financials	87,156,090	–	–	792,134,454	48,994,154	–
Health Care	47,021,621	–	–	–	17,207,788	–
Industrials	69,014,467	–	–	242,934	12,312,939	–
Information Technology	91,169,226	–	–	21,904,081	20,800,603	5,753,970
Materials	12,808,162	–	–	–	9,435,094	–
Real Estate	–	–	–	–	–	200,936,580
Total Level 1	496,500,372	–	–	814,281,469	136,395,373	206,690,550
Level 2 – Other Significant
Observable Inputs:
Equity securities:
Financials	–	–	–	–	4,258,096	–
Debt securities issued by U.S. Treasuries and U.S. Government corporations and agencies:
Long-term	–	39,842,587	–	–	37,561,132	–
Short-term	–	–	128,781,448	–	–	–
Asset-backed securities	–	–	–	–	3,061,944	–
Corporate debt securities	–	–	–	–	18,589,524	–
Short-term securities	69,422,000	3,263,000	117,234,000	160,293,000	11,946,000	14,613,000
Total Level 2	69,422,000	43,105,587	246,015,448	160,293,000	75,416,696	14,613,000
Level 3 – Significant Unobservable
Inputs:
Equity securities:
Consumer Discretionary	43,917,069	–	–	–	–	–
Information Technology	110,299	–	–	–	–	–
Total Level 3	44,027,368	–	–	–	–	–
Total Investments	$609,949,740	$43,105,587	$246,015,448	$974,574,469	$211,812,069	$221,303,550

There were no transfers of investments between Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2016.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2016

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended December 31, 2016:

Davis Opportunity Fund
Investment Securities:
Beginning balance	$44,829,106
Cost of purchases	17,057,406
Net change in unrealized appreciation (depreciation)	(8,269,031)
Proceeds from sales	(9,590,113)
Ending balance	$44,027,368

Net change in unrealized appreciation (depreciation) during the period on Level 3 securities still held at December 31, 2016 and included in the change in net assets for the year	$3,740,419

There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. The cost of purchases or proceeds from sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statements of Operations.

The following table is a summary of those assets in which significant unobservable inputs (Level 3), if any, were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

Assets Table
	Investments	Fair Value at	Valuation	Unobservable
Fund	at Value	December 31, 2016	Technique	Input(s)	Amount(s)
Davis Opportunity Fund	Common Stock	$110,299	Discounted Cash Flow	Annualized Yield	2.523%

Davis Opportunity Fund	Preferred Stock	15,908,322	Market Approach	Transaction Price	$38.2271

Davis Opportunity Fund	Preferred Stock	14,028,751	Market Approach	Transaction Price	$4.8191

Davis Opportunity Fund	Preferred Stock	13,979,996	Market Approach	Transaction Price Conversion Price Adjustment	$3.8607 3.32%
		$44,027,368

The significant unobservable inputs listed in the above table are used in the fair value measurement of equity securities, and if changed, would affect the fair value of the Funds' investment. The transaction price inputs are attributable to private securities and include assumptions made from private transactions. An increase or decrease in these inputs would result in higher or lower fair value measurements.

Master Repurchase Agreements - The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2016

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statements of Operations.

Federal Income Taxes - It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income tax is required. Davis Government Money Market Fund incurred a 2015 excise tax liability of $4,144 during the year ended December 31, 2016. The Adviser has analyzed the Funds' tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of December 31, 2016, no provision for income tax is required in the Funds' financial statements related to these tax positions. The Funds' federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.

Capital loss carryforwards with no expiration, if any, are required to be utilized before capital loss carryforwards with expiration dates. Capital losses with no expiration date will be carried forward to future years if not offset by gains. At December 31, 2016, the Funds had available for federal income tax purposes unused capital loss carryforwards as follows:

	Capital Loss Carryforwards
		Davis	Davis
	Davis	Government	Appreciation	Davis
	Government	Money Market	& Income	Real Estate
	Bond Fund	Fund	Fund	Fund
Expiring
12/31/2017	$354,514	$972	$–	$–
12/31/2018	625,163	887	16,831,845	–
No Expiration
Short-term	2,560,039	–	1,790,113	–
Long-term	1,790,069	–	19,454,689	–
Total	$5,329,785	$1,859	$38,076,647	$–

Utilized in 2016	$15,839	$66,104	$–	$8,016,633

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2016

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Dividend income from REIT securities may include return of capital. Upon notification from the issuer, the amount of the return of capital is reclassified to adjust dividend income, reduce the cost basis, and/or adjust realized gain/loss. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, in-kind redemptions, corporate actions, paydowns on fixed income securities, foreign currency transactions, Directors' deferred compensation payments, net operating losses, passive foreign investment company shares, partnership income, and distributions from real estate investment trusts. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds. The Funds adjust certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. Accordingly, during the year ended December 31, 2016, for Davis Opportunity Fund, amounts have been reclassified to reflect an increase in undistributed net investment income of $1,662,210, a decrease in accumulated net realized gains from investment transactions of $3,148,562, and an increase in additional paid-in capital of $1,486,352; for Davis Government Bond Fund, amounts have been reclassified to reflect a decrease in distributions in excess of net investment income of $218,651, an increase in accumulated net realized losses from investment transactions of $202,987, and a decrease in additional paid-in capital of $15,664; for Davis Government Money Market Fund, amounts have been reclassified to reflect an increase in undistributed net investment income of $2,616 and a corresponding decrease in additional paid-in capital; for Davis Financial Fund, amounts have been reclassified to reflect an increase in undistributed net investment income of $7,884, a decrease in accumulated net realized gains from investments and foreign currency transactions of $73,077,569, and an increase in additional paid-in capital of $73,069,685; for Davis Appreciation & Income Fund, amounts have been reclassified to reflect an increase in undistributed net investment income of $363,237, an increase in accumulated net realized losses from investments and foreign currency transactions of $3,091,309, and an increase in additional paid-in capital of $2,728,072; for Davis Real Estate Fund, amounts have been reclassified to reflect a decrease in undistributed net investment income of $293, a decrease in accumulated net realized gains from investments and foreign currency transactions of $3,734,859, and an increase in additional paid-in capital of $3,735,152. The Funds' net assets have not been affected by these reclassifications.

The tax character of distributions paid during the years ended December 31, 2016 and 2015 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Davis Opportunity Fund
2016	$3,941,764	$10,575,373	$–	$14,517,137
2015	12,550,836	80,865,521	–	93,416,357
Davis Government Bond Fund
2016	275,848	–	–	275,848
2015	541,007	–	–	541,007
Davis Government Money Market Fund
2016	169,275	–	–	169,275
2015	104,037	–	–	104,037
Davis Financial Fund
2016	5,682,402	9,766,675	–	15,449,077
2015	3,949,128	15,450,322	–	19,399,450
Davis Appreciation & Income Fund
2016	2,417,024	–	–	2,417,024
2015	3,133,359	–	–	3,133,359
Davis Real Estate Fund
2016	3,628,950	–	–	3,628,950
2015	2,871,080	–	–	2,871,080

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2016

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders - (Continued)

As of December 31, 2016, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Undistributed net investment income	$6,107,193	$–	$43,632	$641,603	$71,078	$784,941
Accumulated net realized losses from investments	–	(5,329,785)	(1,859)	–	(38,076,647)	–
Undistributed long- term capital gain	3,768,812	–	–	9,910,128	–	1,263,850
Net unrealized appreciation (depreciation) on investments	86,258,307	(117,448)	–	319,641,162	6,402,866	15,218,651
Total	$96,134,312	$(5,447,233)	$41,773	$330,192,893	$(31,602,703)	$17,267,442

Indemnification - Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, some of the Funds' contracts with their service providers contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Funds set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director's account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended December 31, 2016 were as follows:

				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund
Cost of purchases	$301,635,587	$29,861,793	$132,178,233	$254,904,925	$121,732,853
Proceeds from sales	330,471,917	33,753,931	227,515,740	376,132,354	165,019,586

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES)

Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.

All officers of the Funds (including some Interested Directors) hold positions as executive officers with the Adviser or its affiliates.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2016

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES) – (CONTINUED)

As of December 31, 2016, a related shareholder's investment in Davis Government Money Market Fund represents 50% of outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

Investment Advisory Fees - Advisory fees are paid monthly to the Adviser. The annual rate for Davis Opportunity Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund is 0.55% of the average net assets for each Fund. The annual rate for Davis Government Bond Fund is 0.30% of the average net assets. The annual rate for Davis Government Money Market Fund is 0.50% of the first $250 million of average net assets, 0.45% of the next $250 million, and 0.40% of average net assets in excess of $500 million.

Transfer Agent and Accounting Fees - Boston Financial Data Services, Inc. is the Funds' primary transfer agent. State Street Bank and Trust Company ("State Street Bank") is the Funds' primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Funds' custodian. The Adviser is also paid for certain transfer agent and accounting services.

	Year ended December 31, 2016
			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money	Financial	& Income	Real Estate
	Fund	Bond Fund	Market Fund	Fund	Fund	Fund
Transfer agent fees paid to Adviser	$40,300	$9,825	$17,863	$104,014	$24,132	$33,851
Accounting fees paid to Adviser	15,004	1,994	4,500	24,000	9,000	7,250

Waivers and Reimbursement of Expenses - The Adviser is contractually committed to waive fees and/or reimburse Davis Government Money Market Fund's expenses such that investment income will not be less than zero until May 1, 2017. During the year ended December 31, 2016, such waivers and reimbursements amounted to $637,128.

The Adviser may recapture from the assets of Davis Government Money Market Fund any of the operating expenses it has reimbursed (but not any of the advisory fees which it has waived) until the end of the third calendar year after the end of the calendar year in which such reimbursement occurs. Any potential recovery is limited to an amount such that (i) the Fund's net investment income will not be less than zero for any class of shares; and (ii) may not exceed 0.10% of net assets (ten basis points) in any calendar year. This recapture could negatively affect the Fund's future yield. As of December 31, 2016, reimbursed amounts eligible for recapture were as follows:

	Expiring	Expiring
	12/31/2017	12/31/2018
Amount eligible for recapture	$167,962	$178,051

The Adviser has not recaptured any previously reimbursed expenses during the year ended December 31, 2016.

State Street Bank reimbursed the Funds in 2016 for certain out of pocket expenses that were erroneously billed from 1998-2015. These reimbursements, including interest, amounted to $37,801, $30,632, $67,069, $33,557, $30,991, and $30,876 for Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund, respectively.

Distribution Plan Fees - The Funds have adopted separate Distribution Plans ("12b-1 Plans") for Class A, Class B, and Class C shares. Under the 12b-1 Plans, the Funds (other than Davis Government Money Market Fund) reimburse Davis Distributors, LLC ("Distributor"), the Funds' Underwriter, for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 0.25% of the average net assets maintained by the responsible dealers. Each of the Funds (other than Davis Government Money Market Fund) pays the Distributor a 12b-1 fee on Class B and Class C shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of Class B or Class C shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc., which currently is 1.00%. The Funds pay the 12b-1 fee on Class B and Class C shares in order: (i) to pay the Distributor distribution fees or commissions on Class B and Class C shares which have been sold and (ii) to enable the Distributor to pay service fees on Class B and Class C shares which have been sold.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2016

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES) – (CONTINUED)

Distribution Plan Fees - (Continued)

	Year ended December 31, 2016
	Davis	Davis Government	Davis	Davis Appreciation	Davis Real
	Opportunity Fund	Bond Fund	Financial Fund	& Income Fund	Estate Fund
Distribution fees:
Class B	$15,900	$8,490	$15,549	$12,480	$13,536
Class C	753,241	81,020	843,396	389,218	176,328
Service fees:
Class A	571,217	66,001	925,659	217,657	293,991
Class B	5,120	2,796	5,094	4,186	4,378
Class C	251,080	27,006	281,132	129,739	58,776

The shareholders of Davis Government Money Market Fund have adopted a Distribution Plan in accordance with Rule 12b-1, which does not provide for any amounts to be paid directly to the Distributor as either compensation or reimbursement for distributing shares of the Fund, but does authorize the use of the advisory fee to the extent such fee may be considered to be indirectly financing any activity or expense which is primarily intended to result in the sale of Fund shares.

Sales Charges - Front-end sales charges and contingent deferred sales charges ("CDSC") do not represent expenses of the Funds. They are deducted from the proceeds from sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.

Class A shares of the Funds (other than Davis Government Money Market Fund) are sold at net asset value plus a sales charge and are redeemed at net asset value. On purchases of $1 million or more, the sales charge will not be applied; however a CDSC of 0.50% may be imposed upon redemption if those shares are redeemed within the first year of purchase.

As of May 1, 2013, Class B shares are no longer offered for new purchases. Class B shares of the Funds are redeemed at net asset value. A CDSC is imposed upon redemption of certain Class B shares (other than Davis Government Money Market Fund) within six years of the original purchase. The charge is a declining percentage starting at 4.00% of the lesser of net asset value of the shares redeemed or the total cost of such shares.

Class C shares of the Funds are sold and redeemed at net asset value. A CDSC of 1.00% is imposed upon redemption of certain Class C shares (other than Davis Government Money Market Fund) within the first year of the original purchase.

The Distributor received commissions earned on sales of Class A shares of the Funds (other than Davis Government Money Market Fund) of which a portion was retained by the Distributor and the remaining was re-allowed to investment dealers. Commission advances by the Distributor on the sales of Class C shares of the Funds (other than Davis Government Money Market Fund) are re-allowed to qualified selling dealers.

	Year ended December 31, 2016
				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund
Class A commissions retained by Distributor	$21,351	$7,204	$185,904	$4,642	$12,053
Class A commissions re-allowed to investment dealers	120,150	39,456	1,012,473	24,273	63,560
Total commissions earned on sales of Class A	$141,501	$46,660	$1,198,377	$28,915	$75,613
Commission advances by the Distributor on the sale of:
Class C	$73,844	$850	$377,006	$7,415	$5,675
CDSCs received by the Distributor from:
Class B	2,152	2,346	3,765	2,364	1,517
Class C	2,545	1,548	18,131	2,680	229

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2016

NOTE 4 - CAPITAL STOCK

At December 31, 2016, there were 10 billion shares of capital stock ($0.01 par value per share) authorized, of which 550 million shares each are designated to Davis Opportunity Fund, Davis Government Bond Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund, and 4.2 billion shares are designated to Davis Government Money Market Fund. As of May 1, 2013, Class B shares are no longer offered for new purchases. Transactions in capital stock were as follows:

	Year ended December 31, 2016
	Sold	Reinvestment of Distributions	Redeemed	Net Increase (Decrease)
Davis Opportunity Fund
Shares: Class A	1,454,863	192,968	(2,422,604)*	(774,773)
Class B	2,791	1,906	(74,306)	(69,609)
Class C	595,482	110,746	(1,000,412)	(294,184)
Class Y	3,737,955	142,092	(2,890,730)	989,317
Value: Class A	$42,867,621	$6,084,255	$(70,231,628)*	$(21,279,752)
Class B	61,421	45,752	(1,655,860)	(1,548,687)
Class C	14,729,049	2,900,444	(24,108,846)	(6,479,353)
Class Y	116,526,618	4,684,769	(82,270,728)	38,940,659

Davis Government Bond Fund
Shares: Class A	3,696,572	34,574	(3,923,817)	(192,671)
Class B	53,594	–	(184,314)	(130,720)
Class C	563,632	–	(1,268,771)	(705,139)
Class Y	342,960	12,872	(2,284,020)	(1,928,188)
Value: Class A	$20,017,699	$186,988	$(21,211,220)	$(1,006,533)
Class B	288,164	–	(990,533)	(702,369)
Class C	3,048,387	–	(6,858,997)	(3,810,610)
Class Y	1,870,767	70,262	(12,455,600)	(10,514,571)

Davis Government Money Market Fund
Shares: Class A	288,345,519	153,199	(251,826,133)	36,672,585
Class B	275,571	3,642	(1,218,369)	(939,156)
Class C	3,136,336	5,523	(7,537,069)	(4,395,210)
Class Y	9,850,391	3,797	(3,549,997)	6,304,191
Value: Class A	$288,345,519	$153,199	$(251,826,133)	$36,672,585
Class B	275,571	3,642	(1,218,369)	(939,156)
Class C	3,136,336	5,523	(7,537,069)	(4,395,210)
Class Y	9,850,391	3,797	(3,549,997)	6,304,191

Davis Financial Fund
Shares: Class A	4,015,146	154,110	(8,235,677)*	(4,066,421)
Class B	9,110	552	(35,226)	(25,564)
Class C	1,238,280	40,508	(849,211)	429,577
Class Y	4,789,505	109,417	(2,418,542)	2,480,380
Value: Class A	$165,666,933	$6,930,340	$(327,373,501)*	$(154,776,228)
Class B	280,916	19,905	(1,129,377)	(828,556)
Class C	42,773,479	1,530,803	(28,297,129)	16,007,153
Class Y	200,453,420	5,063,817	(96,153,860)	109,363,377

Davis Appreciation & Income Fund
Shares: Class A	306,704	41,207	(2,959,837)*	(2,611,926)
Class B	1,586	63	(29,020)	(27,371)
Class C	209,303	4,522	(947,263)	(733,438)
Class Y	302,181	23,467	(456,910)	(131,262)
Value: Class A	$10,199,363	$1,358,842	$(97,307,012)*	$(85,748,807)
Class B	50,688	2,145	(938,624)	(885,791)
Class C	7,072,377	153,820	(29,697,887)	(22,471,690)
Class Y	9,935,536	785,533	(14,900,671)	(4,179,602)

Davis Real Estate Fund
Shares: Class A	232,636	52,517	(1,271,899)*	(986,746)
Class B	1,116	216	(10,570)	(9,238)
Class C	57,891	4,207	(153,431)	(91,333)
Class Y	252,683	18,211	(218,144)	52,750
Value: Class A	$9,042,498	$2,034,095	$(49,884,211)*	$(38,807,618)
Class B	43,173	8,131	(404,618)	(353,314)
Class C	2,193,884	161,062	(5,742,834)	(3,387,888)
Class Y	10,150,435	716,038	(8,426,012)	2,440,461

* Includes redemptions as a result of in-kind transfers of securities (see Note 8 of the Notes to Financial Statements).

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2016

NOTE 4 - CAPITAL STOCK – (CONTINUED)

	Year ended December 31, 2015
	Sold	Reinvestment of Distributions	Redeemed	Net Increase (Decrease)
Davis Opportunity Fund
Shares: Class A	1,092,553	1,579,759	(2,568,278)	104,034
Class B	8,681	28,527	(67,639)	(30,431)
Class C	668,222	806,108	(756,778)	717,552
Class Y	1,769,499	891,712	(2,004,047)	657,164
Value: Class A	$33,625,553	$43,680,415	$(82,636,769)	$(5,330,801)
Class B	234,527	611,604	(1,781,689)	(935,558)
Class C	16,270,411	18,750,070	(20,742,176)	14,278,305
Class Y	55,978,172	25,699,132	(66,281,958)	15,395,346

Davis Government Bond Fund
Shares: Class A	2,556,968	48,137	(4,888,870)	(2,283,765)
Class B	64,293	137	(179,130)	(114,700)
Class C	1,145,721	1,245	(568,434)	578,532
Class Y	768,457	45,689	(3,132,535)	(2,318,389)
Value: Class A	$13,886,088	$261,588	$(26,557,822)	$(12,410,146)
Class B	346,394	746	(968,044)	(620,904)
Class C	6,203,827	6,783	(3,084,327)	3,126,283
Class Y	4,206,897	250,420	(17,162,152)	(12,704,835)

Davis Government Money Market Fund
Shares: Class A	328,645,878	94,244	(340,647,608)	(11,907,486)
Class B	277,637	3,252	(1,410,266)	(1,129,377)
Class C	8,364,424	3,228	(4,678,673)	3,688,979
Class Y	1,677,634	1,955	(1,517,297)	162,292
Value: Class A	$328,645,878	$94,244	$(340,647,608)	$(11,907,486)
Class B	277,637	3,252	(1,410,266)	(1,129,377)
Class C	8,364,424	3,228	(4,678,673)	3,688,979
Class Y	1,677,634	1,955	(1,517,297)	162,292

Davis Financial Fund
Shares: Class A	4,121,622	303,672	(3,119,589)	1,305,705
Class B	13,675	1,509	(87,904)	(72,720)
Class C	1,500,188	57,251	(585,313)	972,126
Class Y	3,472,076	90,564	(1,006,665)	2,555,975
Value: Class A	$167,209,933	$11,992,005	$(124,315,797)	$54,886,141
Class B	439,615	48,111	(2,857,033)	(2,369,307)
Class C	50,953,852	1,907,592	(19,778,358)	33,083,086
Class Y	143,679,539	3,678,712	(41,086,321)	106,271,930

Davis Appreciation & Income Fund
Shares: Class A	520,541	60,112	(1,239,401)	(658,748)
Class B	5,090	14	(61,527)	(56,423)
Class C	694,879	4,287	(344,351)	354,815
Class Y	1,063,459	22,961	(233,400)	853,020
Value: Class A	$18,184,610	$2,038,322	$(42,598,332)	$(22,375,400)
Class B	169,099	435	(2,107,275)	(1,937,741)
Class C	22,874,701	143,370	(11,764,079)	11,253,992
Class Y	37,940,274	780,347	(8,066,549)	30,654,072

Davis Real Estate Fund
Shares: Class A	270,216	56,395	(938,265)	(611,654)
Class B	4,309	51	(19,780)	(15,420)
Class C	60,508	2,146	(175,189)	(112,535)
Class Y	312,959	14,656	(178,429)	149,186
Value: Class A	$9,772,805	$1,991,617	$(33,629,331)	$(21,864,909)
Class B	155,914	1,731	(698,020)	(540,375)
Class C	2,176,390	75,740	(6,258,024)	(4,005,894)
Class Y	11,554,982	525,427	(6,482,664)	5,597,745

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2016

NOTE 5 - BANK BORROWINGS

Each Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. Each Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings of up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the one month LIBOR Rate, plus 1.25%. Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund had no borrowings during the year ended December 31, 2016.

NOTE 6 - SECURITIES LOANED

Davis Opportunity Fund and Davis Financial Fund have entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Funds receive fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal to the value of the securities loaned. As of December 31, 2016, the Funds did not have any securities on loan. The Funds bear the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 7 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities in Davis Opportunity Fund amounted to $44,027,368 or 7.27% of the Fund's net assets as of December 31, 2016. Information regarding restricted securities is as follows:

Fund	Security	Initial Acquisition Date	Units/Shares	Cost per Unit/Share	Valuation per Unit/Share as of December 31, 2016
Davis Opportunity
Fund	ASAC II L.P.	10/10/13	116,129	$1.00	$0.9498
Davis Opportunity
Fund	Didi Chuxing Joint Co., Series A, Pfd.	07/27/15	416,153	$27.7507	$38.2271
Davis Opportunity
Fund	Grab Inc., Series F, Pfd.	08/24/16	2,911,103	$4.8191	$4.8191
Davis Opportunity
Fund	Internet Plus Holdings Ltd., Series A-10, Pfd.	01/29/15	3,745,277	$3.0921	$3.7327

NOTE 8 - IN-KIND REDEMPTIONS

In accordance with guidelines described in the Funds' prospectus, the Funds may distribute portfolio securities rather than cash as payment for redemption of fund shares (in-kind redemption). For financial reporting purposes, the Funds recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from accumulated net realized gains (losses) from investments to additional paid-in capital on the Statements of Assets and Liabilities.

During the year ended December 31, 2016, Davis Opportunity Fund Class A shareholders (including related parties) redeemed 180,324 shares in exchange for portfolio securities valued at $5,285,302. Davis Financial Fund Class A shareholders (including related parties) redeemed 4,110,844 shares in exchange for portfolio securities valued at $163,644,096. Davis Appreciation & Income Fund Class A shareholders (including related parities) redeemed 1,651,009 shares in exchange for portfolio securities valued at $54,714,432. Davis Real Estate Fund Class A shareholders (including related parties) redeemed 473,645 shares in exchange for portfolio securities valued at $19,386,301. The Funds realized a gain of $1,682,317, $73,145,402, $2,647,682, and $3,735,152, respectively.

NOTE 9 - NEW PRONOUNCEMENTS

In October 2016, the SEC voted to approve rules to modernize and enhance reporting of information provided by registered investment companies ("Reporting Modernization Rules"). The new rules also make certain amendments to Regulation S-X to require standardized, more detailed disclosure in registered investment company financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. The Adviser is currently evaluating the amendments and their impacts, if any, on the Funds' financial statements.

DAVIS SERIES, INC.	Federal Income Tax Information (Unaudited)

In early 2017, shareholders will receive information regarding all dividends and distributions paid to them by the Funds during the calendar year 2016. Regulations of the U.S. Treasury Department require the Funds to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2016 with their 2016 Form 1099-DIV.

The information is presented to assist shareholders in reporting dividends and distributions received from the Funds to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

Each Fund designates the following amounts distributed during the calendar year ended December 31, 2016, as dividends eligible for the corporate dividends-received deduction, qualified dividend income, and long-term capital gain distributions.

	Davis Opportunity Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund

Income dividends	$3,941,764	$5,682,402	$2,417,024	$3,628,950
Income qualifying for corporate dividends-received deduction	$1,381,630	$5,682,402	$2,417,024	$257,068
	35%	100%	100%	7%
Qualified dividend income	$1,856,810	$5,682,402	$2,417,024	$392,196
	47%	100%	100%	11%
Long-term capital gain distributions	$10,575,373	$9,766,675	$–	$–

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Opportunity Fund Class A:
Year ended December 31, 2016	$27.45	$0.01[d]	$4.20	$4.21
Year ended December 31, 2015	$31.73	$0.01[d]	$1.59	$1.60
Year ended December 31, 2014	$33.20	$–[d,e]	$2.36	$2.36
Year ended December 31, 2013	$23.42	$0.10[d]	$9.74	$9.84
Year ended December 31, 2012	$21.16	$0.19[d]	$2.39	$2.58
Davis Opportunity Fund Class B:
Year ended December 31, 2016	$21.28	$(0.23)[d]	$3.22	$2.99
Year ended December 31, 2015	$26.11	$(0.26)[d]	$1.31	$1.05
Year ended December 31, 2014	$28.22	$(0.28)[d]	$1.98	$1.70
Year ended December 31, 2013	$20.05	$(0.14)[d]	$8.31	$8.17
Year ended December 31, 2012	$18.13	$(0.03)[d]	$2.03	$2.00
Davis Opportunity Fund Class C:
Year ended December 31, 2016	$23.08	$(0.18)[d]	$3.52	$3.34
Year ended December 31, 2015	$27.79	$(0.22)[d]	$1.39	$1.17
Year ended December 31, 2014	$29.74	$(0.24)[d]	$2.10	$1.86
Year ended December 31, 2013	$21.10	$(0.11)[d]	$8.75	$8.64
Year ended December 31, 2012	$19.08	$0.01[d]	$2.14	$2.15
Davis Opportunity Fund Class Y:
Year ended December 31, 2016	$28.61	$0.07[d]	$4.40	$4.47
Year ended December 31, 2015	$32.77	$0.08[d]	$1.64	$1.72
Year ended December 31, 2014	$34.17	$0.09[d]	$2.43	$2.52
Year ended December 31, 2013	$24.09	$0.17[d]	$10.04	$10.21
Year ended December 31, 2012	$21.77	$0.24[d]	$2.47	$2.71
Davis Government Bond Fund Class A:
Year ended December 31, 2016	$5.40	$0.01[d]	$(0.02)	$(0.01)
Year ended December 31, 2015	$5.42	$0.01[d]	$0.01	$0.02
Year ended December 31, 2014	$5.42	$0.04[d]	$0.02	$0.06
Year ended December 31, 2013	$5.55	$(0.02)[d]	$(0.06)	$(0.08)
Year ended December 31, 2012	$5.60	$0.02[d]	$0.02	$0.04
Davis Government Bond Fund Class B:
Year ended December 31, 2016	$5.37	$(0.04)[d]	$(0.03)	$(0.07)
Year ended December 31, 2015	$5.40	$(0.03)[d]	$–	$(0.03)
Year ended December 31, 2014	$5.39	$(0.01)[d]	$0.03	$0.02
Year ended December 31, 2013	$5.53	$(0.07)[d]	$(0.07)	$(0.14)
Year ended December 31, 2012	$5.58	$(0.03)[d]	$0.02	$(0.01)
Davis Government Bond Fund Class C:
Year ended December 31, 2016	$5.40	$(0.03)[d]	$(0.02)	$(0.05)
Year ended December 31, 2015	$5.42	$(0.02)[d]	$–	$(0.02)
Year ended December 31, 2014	$5.42	$(0.01)[d]	$0.03	$0.02
Year ended December 31, 2013	$5.55	$(0.07)[d]	$(0.06)	$(0.13)
Year ended December 31, 2012	$5.60	$(0.03)[d]	$0.02	$(0.01)

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[b]	Net Investment Income (Loss) Ratio	Portfolio Turnover[c]

$–	$(0.76)	$–	$(0.76)	$30.90	15.26%	$277,040	0.95%	0.95%	0.03%	61%
$–	$(5.88)	$–	$(5.88)	$27.45	4.91%	$267,348	0.96%	0.96%	0.02%	39%
$(0.02)	$(3.81)	$–	$(3.83)	$31.73	7.31%[f]	$305,755	0.97%	0.97%	0.01%	40%
$(0.06)	$–	$–	$(0.06)	$33.20	42.03%[f]	$311,241	0.98%	0.98%	0.34%	47%
$(0.32)	$–	$–	$(0.32)	$23.42	12.18%	$220,539	1.02%	1.02%	0.83%	19%

$–	$(0.76)	$–	$(0.76)	$23.51	13.95%	$1,391	2.11%	2.10%	(1.12)%	61%
$–	$(5.88)	$–	$(5.88)	$21.28	3.85%	$2,740	1.98%	1.98%	(1.00)%	39%
$–	$(3.81)	$–	$(3.81)	$26.11	6.25%[f]	$4,158	1.92%	1.92%	(0.94)%	40%
$–	$–	$–	$–	$28.22	40.75%[f]	$7,228	1.95%	1.95%	(0.63)%	47%
$(0.08)	$–	$–	$(0.08)	$20.05	11.03%	$8,546	2.01%	2.01%	(0.16)%	19%

$–	$(0.76)	$–	$(0.76)	$25.66	14.38%	$106,562	1.75%	1.74%	(0.76)%	61%
$–	$(5.88)	$–	$(5.88)	$23.08	4.05%	$102,653	1.75%	1.75%	(0.77)%	39%
$–	$(3.81)	$–	$(3.81)	$27.79	6.47%[f]	$103,635	1.75%	1.75%	(0.77)%	40%
$–	$–	$–	$–	$29.74	40.95%[f]	$100,034	1.78%	1.78%	(0.46)%	47%
$(0.13)	$–	$–	$(0.13)	$21.10	11.23%	$76,682	1.82%	1.82%	0.03%	19%

$–	$(0.76)	$–	$(0.76)	$32.32	15.55%	$220,325	0.71%	0.70%	0.28%	61%
$–	$(5.88)	$–	$(5.88)	$28.61	5.12%	$166,721	0.73%	0.73%	0.25%	39%
$(0.11)	$(3.81)	$–	$(3.92)	$32.77	7.58%[f]	$169,390	0.72%	0.72%	0.26%	40%
$(0.13)	$–	$–	$(0.13)	$34.17	42.40%[f]	$104,297	0.74%	0.74%	0.58%	47%
$(0.39)	$–	$–	$(0.39)	$24.09	12.40%	$61,172	0.77%	0.77%	1.08%	19%

$(0.04)	$–	$–	$(0.04)	$5.35	(0.26)%	$29,442	1.03%	0.97%	0.26%	65%
$(0.04)	$–	$–	$(0.04)	$5.40	0.38%	$30,733	1.05%	1.05%	0.25%	25%
$(0.06)	$–	$–	$(0.06)	$5.42	1.14%	$43,232	0.90%	0.90%	0.64%	53%
$(0.05)	$–	$–	$(0.05)	$5.42	(1.52)%	$58,280	0.81%	0.81%	(0.41)%	26%
$(0.09)	$–	$–	$(0.09)	$5.55	0.67%	$95,888	0.70%	0.70%	0.27%	28%

$–	$–	$–	$–	$5.30	(1.30)%	$866	2.10%	2.05%	(0.82)%	65%
$–[e]	$–	$–	$–[e]	$5.37	(0.52)%	$1,578	1.92%	1.92%	(0.62)%	25%
$(0.01)	$–	$–	$(0.01)	$5.40	0.33%	$2,207	1.80%	1.80%	(0.26)%	53%
$–	$–	$–	$–	$5.39	(2.53)%	$3,409	1.72%	1.72%	(1.32)%	26%
$(0.04)	$–	$–	$(0.04)	$5.53	(0.20)%	$7,707	1.63%	1.63%	(0.66)%	28%

$–	$–	$–	$–	$5.35	(0.93)%	$9,294	1.81%	1.75%	(0.52)%	65%
$–[e]	$–	$–	$–[e]	$5.40	(0.29)%	$13,193	1.75%	1.75%	(0.45)%	25%
$(0.02)	$–	$–	$(0.02)	$5.42	0.31%	$10,113	1.69%	1.69%	(0.15)%	53%
$–[e]	$–	$–	$–[e]	$5.42	(2.34)%	$13,973	1.63%	1.63%	(1.23)%	26%
$(0.04)	$–	$–	$(0.04)	$5.55	(0.15)%	$23,673	1.57%	1.57%	(0.60)%	28%

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Government Bond Fund Class Y:
Year ended December 31, 2016	$5.44	$0.03[d]	$(0.02)	$0.01
Year ended December 31, 2015	$5.47	$0.04[d]	$–	$0.04
Year ended December 31, 2014	$5.46	$0.06[d]	$0.03	$0.09
Year ended December 31, 2013	$5.60	$–[d,e]	$(0.07)	$(0.07)
Year ended December 31, 2012	$5.64	$0.03[d]	$0.03	$0.06
Davis Government Money Market Fund Class A, B, C, and Y:
Year ended December 31, 2016	$1.000	$0.001	$–	$0.001
Year ended December 31, 2015	$1.000	$0.001	$–	$0.001
Year ended December 31, 2014	$1.000	$–[g]	$–	$–[g]
Year ended December 31, 2013	$1.000	$–[g]	$–	$–[g]
Year ended December 31, 2012	$1.000	$–[g]	$–	$–[g]
Davis Financial Fund Class A:
Year ended December 31, 2016	$39.39	$0.29[d]	$5.64	$5.93
Year ended December 31, 2015	$39.59	$0.23[d]	$0.46	$0.69
Year ended December 31, 2014	$39.20	$0.29[d]	$4.80	$5.09
Year ended December 31, 2013	$30.41	$0.29[d]	$9.26	$9.55
Year ended December 31, 2012	$26.36	$0.28[d]	$4.51	$4.79
Davis Financial Fund Class B:
Year ended December 31, 2016	$31.78	$(0.13)[d]	$4.49	$4.36
Year ended December 31, 2015	$32.28	$(0.15)[d]	$0.35	$0.20
Year ended December 31, 2014	$32.82	$(0.11)[d]	$3.99	$3.88
Year ended December 31, 2013	$25.70	$(0.08)[d]	$7.77	$7.69
Year ended December 31, 2012	$22.35	$(0.05)[d]	$3.81	$3.76
Davis Financial Fund Class C:
Year ended December 31, 2016	$33.22	$(0.04)[d]	$4.72	$4.68
Year ended December 31, 2015	$33.63	$(0.11)[d]	$0.40	$0.29
Year ended December 31, 2014	$33.97	$(0.06)[d]	$4.14	$4.08
Year ended December 31, 2013	$26.53	$(0.04)[d]	$8.05	$8.01
Year ended December 31, 2012	$23.06	$0.01[d]	$3.92	$3.93
Davis Financial Fund Class Y:
Year ended December 31, 2016	$40.52	$0.37[d]	$5.83	$6.20
Year ended December 31, 2015	$40.70	$0.29[d]	$0.49	$0.78
Year ended December 31, 2014	$40.18	$0.35[d]	$4.95	$5.30
Year ended December 31, 2013	$31.15	$0.35[d]	$9.51	$9.86
Year ended December 31, 2012	$27.00	$0.34[d]	$4.62	$4.96
Davis Appreciation & Income Fund Class A:
Year ended December 31, 2016	$31.96	$0.32[d]	$2.61	$2.93
Year ended December 31, 2015	$36.02	$0.38[d]	$(4.06)	$(3.68)
Year ended December 31, 2014	$34.53	$0.38[d]	$1.48	$1.86
Year ended December 31, 2013	$27.23	$0.40[d]	$7.30	$7.70
Year ended December 31, 2012	$25.54	$0.44[d]	$1.71	$2.15

Financial Highlights – (Continued)

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[b]	Net Investment Income (Loss) Ratio	Portfolio Turnover[c]

$(0.05)	$–	$–	$(0.05)	$5.40	0.20%	$3,656	0.71%	0.65%	0.58%	65%
$(0.07)	$–	$–	$(0.07)	$5.44	0.68%	$14,180	0.57%	0.57%	0.73%	25%
$(0.08)	$–	$–	$(0.08)	$5.47	1.73%	$26,925	0.50%	0.50%	1.04%	53%
$(0.07)	$–	$–	$(0.07)	$5.46	(1.34)%	$25,409	0.47%	0.47%	(0.07)%	26%
$(0.10)	$–	$–	$(0.10)	$5.60	1.11%	$23,999	0.44%	0.44%	0.53%	28%

$(0.001)	$–	$–	$(0.001)	$1.000	0.08%	$262,793	0.70%	0.38%	0.08%	NA
$(0.001)	$–	$–	$(0.001)	$1.000	0.06%	$225,151	0.70%	0.10%	0.06%	NA
$–[g]	$–	$–	$–[g]	$1.000	0.03%	$234,337	0.62%	0.07%	0.04%	NA
$–[g]	$–	$–	$–[g]	$1.000	0.04%	$334,405	0.64%	0.09%	0.04%	NA
$–[g]	$–	$–	$–[g]	$1.000	0.04%	$261,244	0.63%	0.16%	0.04%	NA

$(0.29)	$(0.46)	$–	$(0.75)	$44.57	15.04%	$508,457	0.92%	0.92%	0.72%	17%
$(0.19)	$(0.70)	$–	$(0.89)	$39.39	1.74%	$609,519	0.86%	0.86%	0.58%	5%
$(0.28)	$(4.42)	$–	$(4.70)	$39.59	13.01%	$560,905	0.86%	0.86%	0.72%	32%
$(0.19)	$(0.57)	$–	$(0.76)	$39.20	31.45%	$538,410	0.88%	0.88%	0.83%	0%[h]
$(0.33)	$(0.41)	$–	$(0.74)	$30.41	18.15%	$426,149	0.91%	0.91%	0.96%	10%

$–	$(0.46)	$–	$(0.46)	$35.68	13.71%	$1,799	2.08%	2.08%	(0.44)%	17%
$–	$(0.70)	$–	$(0.70)	$31.78	0.61%	$2,415	1.96%	1.96%	(0.52)%	5%
$–	$(4.42)	$–	$(4.42)	$32.28	11.84%	$4,800	1.92%	1.92%	(0.34)%	32%
$–	$(0.57)	$–	$(0.57)	$32.82	29.97%	$5,751	1.99%	1.99%	(0.28)%	0%[h]
$–	$(0.41)	$–	$(0.41)	$25.70	16.81%	$5,504	2.09%	2.09%	(0.22)%	10%

$–	$(0.46)	$–	$(0.46)	$37.44	14.08%	$140,605	1.74%	1.74%	(0.10)%	17%
$–	$(0.70)	$–	$(0.70)	$33.22	0.86%	$110,457	1.75%	1.75%	(0.31)%	5%
$–	$(4.42)	$–	$(4.42)	$33.63	12.03%	$79,140	1.76%	1.76%	(0.18)%	32%
$–	$(0.57)	$–	$(0.57)	$33.97	30.24%	$70,174	1.79%	1.79%	(0.08)%	0%[h]
$(0.05)	$(0.41)	$–	$(0.46)	$26.53	17.04%	$50,844	1.84%	1.84%	0.03%	10%

$(0.38)	$(0.46)	$–	$(0.84)	$45.88	15.27%	$331,889	0.72%	0.72%	0.92%	17%
$(0.26)	$(0.70)	$–	$(0.96)	$40.52	1.91%	$192,596	0.71%	0.71%	0.73%	5%
$(0.36)	$(4.42)	$–	$(4.78)	$40.70	13.20%	$89,443	0.70%	0.70%	0.88%	32%
$(0.26)	$(0.57)	$–	$(0.83)	$40.18	31.71%	$59,236	0.71%	0.71%	1.00%	0%[h]
$(0.40)	$(0.41)	$–	$(0.81)	$31.15	18.33%	$31,623	0.72%	0.72%	1.15%	10%

$(0.38)	$–	$–	$(0.38)	$34.51	9.20%	$95,709	0.91%	0.90%	0.98%	109%[i]
$(0.38)	$–	$–	$(0.38)	$31.96	(10.27)%	$172,111	0.87%	0.87%	1.08%	32%
$(0.37)	$–	$–	$(0.37)	$36.02	5.37%	$217,723	0.87%	0.87%	1.05%	20%
$(0.40)	$–	$–	$(0.40)	$34.53	28.44%	$211,772	0.93%	0.93%	1.31%	18%
$(0.46)	$–	$–	$(0.46)	$27.23	8.44%	$244,543	0.95%	0.95%	1.64%	11%

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Appreciation & Income Fund Class B:
Year ended December 31, 2016	$31.57	$(0.05)[d]	$2.58	$2.53
Year ended December 31, 2015	$35.57	$–[d,e]	$(3.99)	$(3.99)
Year ended December 31, 2014	$34.15	$0.02[d]	$1.46	$1.48
Year ended December 31, 2013	$26.93	$0.11[d]	$7.22	$7.33
Year ended December 31, 2012	$25.27	$0.19[d]	$1.68	$1.87
Davis Appreciation & Income Fund Class C:
Year ended December 31, 2016	$32.08	$0.04[d]	$2.63	$2.67
Year ended December 31, 2015	$36.15	$0.08[d]	$(4.07)	$(3.99)
Year ended December 31, 2014	$34.69	$0.07[d]	$1.49	$1.56
Year ended December 31, 2013	$27.36	$0.15[d]	$7.33	$7.48
Year ended December 31, 2012	$25.67	$0.23[d]	$1.70	$1.93
Davis Appreciation & Income Fund Class Y:
Year ended December 31, 2016	$32.10	$0.38[d]	$2.63	$3.01
Year ended December 31, 2015	$36.18	$0.45[d]	$(4.08)	$(3.63)
Year ended December 31, 2014	$34.68	$0.42[d]	$1.50	$1.92
Year ended December 31, 2013	$27.34	$0.45[d]	$7.35	$7.80
Year ended December 31, 2012	$25.65	$0.50[d]	$1.71	$2.21
Davis Real Estate Fund Class A:
Year ended December 31, 2016	$35.96	$0.43[d]	$3.06	$3.49
Year ended December 31, 2015	$35.79	$0.37[d]	$0.23	$0.60
Year ended December 31, 2014	$28.41	$0.40[d]	$7.42	$7.82
Year ended December 31, 2013	$29.25	$0.42[d]	$(0.90)	$(0.48)
Year ended December 31, 2012	$25.31	$0.39[d]	$3.87	$4.26
Davis Real Estate Fund Class B:
Year ended December 31, 2016	$35.49	$–[d,e]	$3.01	$3.01
Year ended December 31, 2015	$35.32	$(0.02)[d]	$0.22	$0.20
Year ended December 31, 2014	$28.04	$0.05[d]	$7.31	$7.36
Year ended December 31, 2013	$28.86	$0.10[d]	$(0.88)	$(0.78)
Year ended December 31, 2012	$24.98	$0.07[d]	$3.83	$3.90
Davis Real Estate Fund Class C:
Year ended December 31, 2016	$35.97	$0.06[d]	$3.07	$3.13
Year ended December 31, 2015	$35.79	$0.04[d]	$0.25	$0.29
Year ended December 31, 2014	$28.41	$0.11[d]	$7.43	$7.54
Year ended December 31, 2013	$29.25	$0.16[d]	$(0.90)	$(0.74)
Year ended December 31, 2012	$25.31	$0.16[d]	$3.86	$4.02
Davis Real Estate Fund Class Y:
Year ended December 31, 2016	$36.44	$0.43[d]	$3.17	$3.60
Year ended December 31, 2015	$36.26	$0.42[d]	$0.26	$0.68
Year ended December 31, 2014	$28.78	$0.44[d]	$7.56	$8.00
Year ended December 31, 2013	$29.63	$0.49[d]	$(0.91)	$(0.42)
Year ended December 31, 2012	$25.64	$0.46[d]	$3.93	$4.39

[a]
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

[b]	The ratios in this column reflect the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements and/or waivers.

[c]
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

[d]	Per share calculations were based on average shares outstanding for the period.

Financial Highlights – (Continued)

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[b]	Net Investment Income (Loss) Ratio	Portfolio Turnover[c]

$(0.06)	$–	$–	$(0.06)	$34.04	8.00%	$1,252	2.08%	2.07%	(0.19)%	109%[i]
$(0.01)	$–	$–	$(0.01)	$31.57	(11.23)%	$2,025	1.93%	1.93%	0.02%	32%
$(0.06)	$–	$–	$(0.06)	$35.57	4.32%	$4,289	1.87%	1.87%	0.05%	20%
$(0.11)	$–	$–	$(0.11)	$34.15	27.26%	$7,940	1.88%	1.88%	0.36%	18%
$(0.21)	$–	$–	$(0.21)	$26.93	7.39%	$9,710	1.89%	1.89%	0.70%	11%

$(0.11)	$–	$–	$(0.11)	$34.64	8.33%	$50,316	1.75%	1.74%	0.14%	109%[i]
$(0.08)	$–	$–	$(0.08)	$32.08	(11.04)%	$70,140	1.72%	1.72%	0.23%	32%
$(0.10)	$–	$–	$(0.10)	$36.15	4.48%	$66,212	1.72%	1.72%	0.20%	20%
$(0.15)	$–	$–	$(0.15)	$34.69	27.40%	$64,616	1.74%	1.74%	0.50%	18%
$(0.24)	$–	$–	$(0.24)	$27.36	7.54%	$60,770	1.75%	1.75%	0.84%	11%

$(0.45)	$–	$–	$(0.45)	$34.66	9.44%	$61,950	0.70%	0.69%	1.19%	109%[i]
$(0.45)	$–	$–	$(0.45)	$32.10	(10.11)%	$61,583	0.68%	0.68%	1.27%	32%
$(0.42)	$–	$–	$(0.42)	$36.18	5.52%	$38,551	0.72%	0.72%	1.20%	20%
$(0.46)	$–	$–	$(0.46)	$34.68	28.70%	$20,679	0.75%	0.75%	1.49%	18%
$(0.52)	$–	$–	$(0.52)	$27.34	8.62%	$21,765	0.75%	0.75%	1.84%	11%

$(0.63)	$–	$–	$(0.63)	$38.82	9.71%	$152,733	0.93%	0.92%	1.08%	53%
$(0.43)	$–	$–	$(0.43)	$35.96	1.69%	$176,995	0.94%	0.94%	1.01%	93%
$(0.44)	$–	$–	$(0.44)	$35.79	27.68%	$198,029	0.96%	0.96%	1.21%	53%
$(0.36)	$–	$–	$(0.36)	$28.41	(1.67)%	$172,531	0.98%	0.98%	1.40%	75%
$(0.32)	$–	$–	$(0.32)	$29.25	16.86%	$206,497	1.01%	1.01%	1.38%	50%

$(0.21)	$–	$–	$(0.21)	$38.29	8.51%	$1,651	2.04%	2.03%	(0.03)%	53%
$(0.03)	$–	$–	$(0.03)	$35.49	0.58%	$1,859	2.02%	2.02%	(0.07)%	93%
$(0.08)	$–	$–	$(0.08)	$35.32	26.30%	$2,394	2.05%	2.05%	0.12%	53%
$(0.04)	$–	$–	$(0.04)	$28.04	(2.71)%	$3,041	2.06%	2.06%	0.32%	75%
$(0.02)	$–	$–	$(0.02)	$28.86	15.60%	$4,250	2.11%	2.11%	0.28%	50%

$(0.29)	$–	$–	$(0.29)	$38.81	8.71%	$22,288	1.82%	1.81%	0.19%	53%
$(0.11)	$–	$–	$(0.11)	$35.97	0.83%	$23,940	1.81%	1.81%	0.14%	93%
$(0.16)	$–	$–	$(0.16)	$35.79	26.58%	$27,851	1.84%	1.84%	0.33%	53%
$(0.10)	$–	$–	$(0.10)	$28.41	(2.54)%	$24,243	1.85%	1.85%	0.53%	75%
$(0.08)	$–	$–	$(0.08)	$29.25	15.90%	$29,102	1.86%	1.86%	0.53%	50%

$(0.71)	$–	$–	$(0.71)	$39.33	9.90%	$44,330	0.73%	0.72%	1.28%	53%
$(0.50)	$–	$–	$(0.50)	$36.44	1.92%	$39,148	0.74%	0.74%	1.21%	93%
$(0.52)	$–	$–	$(0.52)	$36.26	27.96%	$33,548	0.74%	0.74%	1.43%	53%
$(0.43)	$–	$–	$(0.43)	$28.78	(1.45)%	$19,456	0.76%	0.76%	1.62%	75%
$(0.40)	$–	$–	$(0.40)	$29.63	17.14%	$21,868	0.76%	0.76%	1.63%	50%

[e]	Less than $0.005 per share.

[f]
Davis Opportunity Fund's performance benefited from IPO purchases, adding approximately 1% to the Fund's total return in 2014 and approximately 3% to the Fund's total return in 2013. After purchase, the IPOs rapidly increased in value. The Adviser purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences. Such performance may not continue in the future.

[g]	Less than $0.0005 per share.

[h]	Less than 0.50%.

[i]	As a result of the change in portfolio management on July 1, 2016, portfolio turnover was unusually high.

See Notes to Financial Statements

DAVIS SERIES, INC.	Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Davis Series, Inc.:

We have audited the accompanying statements of assets and liabilities of Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund (each a series of Davis Series, Inc.) including the schedules of investments, as of December 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
February 22, 2017

DAVIS SERIES, INC.	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of "cookies" when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Funds receive your request to stop householding.

DAVIS SERIES, INC.	Directors and Officers

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until their retirement, resignation, death, or removal. Subject to exceptions and exemptions, which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-eight (78).

Name (birthdate)	Position(s) Held With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships

Independent Directors

Marc P. Blum (09/09/42)	Director	Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon Feinblatt LLC (law firm).	13	Director, Rodney Trust Company (trust and asset management company).

John S. Gates, Jr. (08/02/53)	Director	Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC (private investment company).	13	Director, Care Capital Properties (REIT); Trustee, DCT Industrial Trust (REIT).

Thomas S. Gayner (12/16/61)	Director/ Chairman	Director since 2004/Chairman since 2009	Co-CEO, Markel Corp. (diversified financial holding company).	13
Director, Graham Holdings
Company (educational and
media company); Director,
Colfax Corp. (engineering and
manufacturer of pumps and
fluid handling equipment);
Director, Cable ONE Inc.
(cable service provider).

Samuel H. Iapalucci (07/19/52)	Director	Director since 2006	Retired; Executive Vice President and Chief Financial Officer, CH2M- HILL Companies, Ltd. (engineering) until 2008.	13	none

Robert P. Morgenthau (03/22/57)	Director	Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm) since 2011; Chairman, NorthRoad Capital Management, LLC (investment management firm) 2002-2011.	13	none

Marsha Williams (03/28/51)	Director	Director since 1999	Retired; Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-service provider) 2007-2010.	13
Lead Director, Modine
Manufacturing Company (heat
transfer technology); Director,
Chicago Bridge & Iron
Company, N.V. (industrial
construction and engineering);
Chairman/Director, Fifth Third
Bancorp (diversified financial
services).

DAVIS SERIES, INC.	Directors and Officers – (Continued)

Name (birthdate)	Position(s) Held With Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships

Interested Directors*

Andrew A. Davis (06/25/63)	Director	Director since 1997	President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of two portfolios) since 1998; Trustee of Clipper Funds Trust (consisting of one portfolio) since 2014.

Christopher C. Davis (07/13/65)	Director	Director since 1997	President or Vice President of each Davis Fund, Selected Fund, Clipper Fund, and Davis Fundamental ETF; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser's general partner, Davis Investments, LLC.	16
Director, Selected Funds
(consisting of two portfolios)
since 1998; Trustee of Clipper
Funds Trust (consisting of one
portfolio) since 2014; Director,
Graham Holdings Company
(educational and media
company).

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Interested Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Interested Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Trustee/Chairman, Executive Vice President, and Principal Executive Officer of Davis Fundamental ETF Trust (consisting of three portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of three portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Davis Funds officer since 1997). Vice President and Chief Compliance Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of three portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Ryan M. Charles (born 07/25/78, Davis Funds officer since 2014). Vice President and Secretary of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of three portfolios); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

DAVIS SERIES, INC.

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as "Davis Advisors")
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 Seventeenth Street, Suite 800
Denver, Colorado 80202

For more information about Davis Series, Inc., including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Funds' Statement of Additional Information contains additional information about the Funds' Directors and is available without charge, upon request, by calling 1-800-279-0279 and on the Funds' website at www.davisfunds.com. Quarterly Fact Sheets are available on the Funds' website at www.davisfunds.com.

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

No waivers were granted to this code of ethics during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's board of directors has determined that independent trustee Marsha Williams qualifies as the "audit committee financial expert", as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees. The aggregate Audit Fees billed by KPMP LLP ("KPMG") for professional services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends December 31, 2016 and December 31, 2015 were $155,690 and $159,000, respectively.

(b)
Audit-Related Fees. The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees for fiscal year ends December 31, 2016 and December 31, 2015 were $0 and $0, respectively.

(c)
Tax Fees. The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ends December 31, 2016 and December 31, 2015 were $43,846 and $42,161, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audit.  These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)
All Other Fees. The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends December 31, 2016 and December 31, 2015 were $80 and $0, respectively.

(e)(1)
Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(e)(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-1 of Regulation S-X.

(f)	Not applicable
(g)
The Funds' independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended December 31, 2016 and December 31, 2015.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

Not Applicable.  The complete Schedule of Investments is included in Item 1 of this for N-CSR

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls.

ITEM 12.  EXHIBITS

(a)(1)	The registrant's code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)(3)	Not applicable

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS SERIES, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: February 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: February 22, 2017

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date: February 22, 2017